UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05723

Name of Fund:	BlackRock Emerging Markets Fund, Inc.

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Emerging Markets Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2021

Date of reporting period: 04/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2021

2021 Annual Report

BlackRock Asian Dragon Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Long-Horizon Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	28.85%	45.98%

U.S. small cap equities (Russell 2000® Index)	48.06	74.91

International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88

Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of April 30, 2021	BlackRock Asian Dragon Fund, Inc.

Investment Objective

BlackRock Asian Dragon Fund, Inc.’s (the “Fund”) investment objective is to seek to maximize total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2021, the Fund underperformed its benchmark, the MSCI AC Asia ex Japan Index.

What factors influenced performance?

During the period, stock selection in Taiwan and the Fund’s cash position were the largest detractors from relative performance. At the individual security level, holdings in China National Offshore Oil Corp. (CNOOC) detracted after the stock was added to the U.S. sanctions list that prohibits U.S. individuals and companies from transacting publicly traded securities of certain companies. As a result, the Fund sold its CNOOC position in January 2021. Additionally, holdings in Taiwan camera lens module supplier Largan Precision Co. Ltd. detracted after the company’s share price was negatively impacted due to the previous U.S. Administration’s ban on Huawei, given that Huawei was a key customer of Largan, accounting for 20%-30% of their sales. Largan’s underperformance was also due to reduced premium smartphone demand due to COVID-19. Lastly, holdings in Chinese cement manufacturer Anhui Conch Cement Co. Ltd. detracted after the company’s third quarter 2020 profit growth was slower than expected and trailed its peers.

The principal contributions to relative performance during the period came from stock selection in South Korea and an underweight to Malaysia. At the individual stock level, holdings in South Korean conglomerate SK Innovation Co. Ltd. made the largest individual contribution to Fund returns due to the rising value of the company’s battery business, as it strategically expands capacity in Europe and the United States to capitalize on rising electric vehicle penetration. SK Innovation also increased its footprint in China through its partnership with a local manufacturer. The Fund exited the position in February 2021 to take profits. In addition, holdings in Chinese sportswear company Li Ning Co. Ltd. added to returns as Li Ning benefited from continued recovery in the sportswear market, with demand picking up during the third quarter. Lastly, holdings in Samsung Electronics Co. Ltd. (South Korea) represented another top performer, as the stock rallied on market expectations that the global semiconductor industry will recover in 2021 and that Samsung will pay special dividends to shareholders.

Describe recent portfolio activity.

During the 12-month period, the Fund’s principal shifts in positioning were at the sector level rather than the country allocation level, reflecting the investment adviser’s views regarding style valuations, and as the global economy began to recover from the first wave of COVID-19. At the sector level, the most significant changes were a shift from a large underweight in financials to a neutral position and a shift from an underweight in industrials to an overweight, reflecting an increased tilt toward value to benefit from a reflationary environment. These alterations were funded by moving from an overweight to an underweight in both the health care and consumer discretionary sectors, effectively reducing the Fund’s growth and momentum positioning.

During mid-year 2020, the investment adviser sought to trim momentum exposure by reducing the Fund’s health care holdings to an underweight and exiting positions in Samsung Biologics and Shenzhen Mindray International Ltd. to take profits as these stocks had performed well. The Fund also reduced exposure to companies with a high level of sensitivity to the impact on consumers from COVID-19 lockdowns, including Budweiser Brewing Co., Thai Beverage, Malaysia Airports Holdings Berhad and Trip.com. Proceeds were redeployed into Chinese reflation beneficiaries such as Anhui Conch Cement Co., Ltd., and were also used to increase exposure to financials in countries that feature higher interest rates, such as Bank Mandiri Persero Tbk PT (Indonesia). In addition, the Fund reduced Hong Kong financials exposure (Bank of China Ltd.) while adding exposure to Macau gaming (Galaxy Entertainment Group Ltd.).

Over the third quarter of 2020, the Fund’s financials underweight was decreased with the additions of China Construction Bank Corp., Standard Chartered PLC (U.K. bank) and Bandhan Bank Ltd. (India). Additionally, the Fund’s underweight to Taiwan was reduced as the investment adviser added TSMC and Win Semiconductors Corp., making semiconductor exposure within information technology (“IT”) the Fund’s largest sub-sector overweight. The Fund also exited Hangzhou Tigermed Consulting Co. Ltd. (China) to lock in profits as valuations had become relatively expensive within the health care sector. The Fund initiated a position in Han’s Laser Technology Corp. (China) in light of rising demand for factory automation driven by an improving Chinese economy, as well as 5G smartphone demand. The Fund exited Chinese education company New Oriental Education Co. Ltd. and trimmed its position in IT conglomerate Tencent Holdings Ltd. in order to reduce its overweight in Chinese momentum stocks which had outperformed, while locking in profits.

During the fourth quarter, the portfolio’s “new energy” sustainable exposure was increased, as an ongoing shift to this segment is accelerating due to policy support deriving from China’s ambitions to be net zero carbon by 2060 as well as continued support from the European Union for sustainable energy and low carbon transition solutions. This is reflected in the Fund’s increased positioning in Xinyi Solar Holdings Ltd., LONGi Green Energy Technology Co. Ltd. and Contemporary Amperex Technology Co. Ltd. (all based in China) and exits from Astra International Tbk PT, and Jindal Steel and Power Ltd., both of which are involved in coal mining. The investment adviser increased the Fund’s financials exposure to an overweight with the addition of insurance stocks. Lastly, the Fund reduced growth, memory chip and Chinese e-commerce exposures, and shifted the proceeds into gaming-related communication services exposure.

In the first quarter of 2021, the Fund’s IT exposure was rotated by trimming semiconductor positioning and adding to holdings in the electronic equipment and components sub-sector. Traditional energy exposures were also increased, while the Fund moved to a more significant underweight in materials. Finally, the Fund took profits on momentum and growth exposures, rotating the proceeds into value stocks.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021 (continued)	BlackRock Asian Dragon Fund, Inc.

Describe portfolio positioning at period end.

Relative to the MSCI AC Asia ex-Japan Index, at the country level the Fund was overweight in Pan-Asia, Indonesia and Thailand, and underweight in Taiwan. The Fund had no exposure to Malaysia. At the sector level, the Fund was overweight in energy and IT, and underweight in health care and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. The Fund’s total returns prior to October 31, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc.

(c)

A free float-adjusted market capitalization index designed to capture large- and midcap representation across two of three developed market countries (excluding Japan) and across emerging markets countries in Asia. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

Performance Summary for the Period Ended April 30, 2021

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month	Without	With	Without	With	Without	With
	Total	Sales	Sales	Sales	Sales	Sales	Sales
	Returns	Charge	Charge	Charge	Charge	Charge	Charge
Institutional	22.40%	44.25%	N/A	11.93%	N/A	6.66%	N/A
Investor A	22.26	43.86	36.30%	11.67	10.47%	6.42	5.84%
Investor C	21.80	42.68	41.68	10.75	10.75	5.75	5.75
Class K	22.40	44.18	N/A	11.94	N/A	6.67	N/A
Class R	22.12	43.35	N/A	11.18	N/A	5.92	N/A
MSCI AC Asia ex Japan Index	21.43	47.95	N/A	14.55	N/A	6.52	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located, or exercising the predominant part of their economic activity, in Asia, excluding Japan. The Fund’s total returns prior to October 31, 2017 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Pacific Fund, Inc.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(11/01/20)	(04/30/21)	the Period	(b)	(11/01/20)	(04/30/21)	the Period	(b)	Ratio
Institutional	$1,000.00	$1,224.00	$5.24		$1,000.00	$1,020.08	$4.76		0.95%
Investor A.	1,000.00	1,222.60	6.61		1,000.00	1,018.84	6.01		1.20
Investor C	1,000.00	1,218.00	10.78		1,000.00	1,015.08	9.79		1.96
Class K	1,000.00	1,224.00	5.40		1,000.00	1,019.93	4.91		0.98

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2021 (continued) Expense Example (continued)	BlackRock Asian Dragon Fund, Inc.

	Actual				Hypothetical(a)
	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(11/01/20)	(04/30/21)	the Period	(b)	(11/01/20)	(04/30/21)	the Period	(b)	Ratio
Class R	$1,000.00	$1,221.20	$8.54		$1,000.00	$1,017.11	$7.75		1.55%

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	7%
Samsung Electronics Co. Ltd.	6
Tencent Holdings Ltd.	5
Alibaba Group Holding Ltd.	3
China Construction Bank Corp., Class H	3
AIA Group Ltd.	3
Reliance Industries Ltd.	3
ENN Energy Holdings Ltd.	2
Bank Central Asia Tbk PT	2
Samsung Electronics Co. Ltd., Preference Shares	2

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	42%
South Korea	15
Taiwan	11
India	10
Hong Kong	7
United States	4
Indonesia	3
Singapore	3
Thailand	3
United Kingdom	2
Liabilities in Excess of Other Assets	(—	)(b)

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2021, the Fund outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

The Fund’s relative outperformance during the period was primarily driven by stock selection in China, while the Fund’s allocation in Mexico also added to relative returns. At the individual security level, an out-of-benchmark holding in Chinese video-sharing app Kuaishou Technology had the largest positive impact on returns as the company’s initial public offering (“IPO”) was the most successful Internet-related IPO since Uber in 2019. In addition, the Fund’s out-of-benchmark position in Kazakhstan financial company Kaspi KZ JSC contributed as the stock was supported by its strong growth as a leading e-commerce and payment platform.

Conversely, stock selection in Taiwan and India detracted most from relative return. An overweight to Anhui Conch Cement Co., Ltd. (China), was the period’s largest individual detractor after unusually strong seasonal rains hurt cement prices. Additionally, an underweight to semiconductor company TSMC weighed on performance as the stock rallied into 2020 year end following Intel’s announcement of delays surrounding their 7-nanometer chip and the potential need to use third parties in the chip’s manufacturing process.

At period end, the Fund held an elevated cash balance, which included committed funds against positions that had not yet settled. The Fund’s cash position did not have any material impact on performance.

Describe recent portfolio activity.

The Fund is positioned for both COVID-19-recovery as well as a more general economic bounce back across emerging markets. The COVID-19 recovery trade is best highlighted by the Fund’s exposure to cyclical value sectors such as energy, materials, travel and leisure names. Early in the period, the Fund added selectively to holdings in China, India and Indonesia. The investment adviser targeted cyclical stocks that can benefit from fiscal stimulus such as cement names ACC Ltd. in India and Anhui Conch in China, as well as select gaming names that can benefit from easing lockdown measures. Within semiconductors, the Fund added to its TSMC position to bring its exposure to a more neutral relative position amid signs of technology dominance and improving growth visibility.

In the second half of the period, the Fund reduced exposure to China by locking in profits for stocks that had outperformed, and rotated from growth to value names. As such, the Fund trimmed Chinese e-commerce exposure to Alibaba Group Holding Ltd., Meituan and Tencent Holdings Ltd. The Fund also reduced exposure to India given new COVID-19 variants and second waves of infections in the country.

Describe portfolio positioning at period end.

Relative to the MSCI Emerging Markets Index, the Fund ended the period overweight in Russia and Mexico, and underweight in China and Taiwan. At the sector level, the Fund was overweight in industrials and financials, and underweight in consumer discretionary and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

Under normal conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of issuers located in countries with developing capital markets.

(c)	An index that captures large and mid cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2021 (continued)	BlackRock Emerging Markets Fund, Inc.

Performance Summary for the Period Ended April 30, 2021

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month	Without	With	Without	With	Without	With
	Total	Sales	Sales	Sales	Sales	Sales	Sales
	Returns	Charge	Charge	Charge	Charge	Charge	Charge
Institutional	29.93%	57.05%	N/A	17.43%	N/A	5.82%	N/A
Investor A	29.79	56.67	48.44%	17.10	15.84%	5.46	4.89%
Investor C	29.32	55.48	54.48	16.18	16.18	4.76	4.76
Class K	29.99	57.13	N/A	17.48	N/A	5.84	N/A
MSCI Emerging Markets Index	22.95	48.71	N/A	12.50	N/A	3.59	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(11/01/20)	(04/30/21)	the Period	(b)	(11/01/20)	(04/30/21)	the Period	(b)	Ratio
Institutional	$1,000.00	$1,299.30	$4.90		$1,000.00	$1,020.53	$4.31		0.86%
Investor A	1,000.00	1,297.90	6.32		1,000.00	1,019.29	5.56		1.11
Investor C	1,000.00	1,293.20	10.58		1,000.00	1,015.57	9.30		1.86
Class K	1,000.00	1,299.90	4.62		1,000.00	1,020.78	4.06		0.81

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	5%
Samsung Electronics Co. Ltd.	5
Tencent Holdings Ltd.	4
Kuaishou Technology	3
LUKOIL PJSC	2
Axis Bank Ltd.	2
Alibaba Group Holding Ltd.	2
Albemarle Corp.	2
Haier Smart Home Co. Ltd., Class A	2
Kakao Corp.	2

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	24%
South Korea	14
United States	12
India	11
Taiwan	9
Russia	8
Hong Kong	7
Mexico	4
Brazil	4
Thailand	2
Kazakhstan	2
Panama	1
Saudi Arabia	1
Peru	1
Italy	1
Indonesia	1
Other#	— (b)
Liabilities in Excess of Other Assets	(2)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.
#	Includes holdings within countries/geographic regions that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2021, the Fund underperformed its benchmark, the MSCI Emerging Markets Latin America Index.

What factors influenced performance?

At the country level, stock selection in Brazil detracted the most from relative performance during the 12-month period. At the security level, an out-of-benchmark holding in Brazilian education services provider Vasta Platform Ltd. detracted from relative returns because of delays in the company’s intake process due to COVID-19 impacts. A lack of holdings in Brazilian steel producer Companhia Siderurgica Nacional also detracted from relative performance as iron ore prices increased much more than anticipated during the period.

Conversely, security selection in Mexico and Chile made the largest contributions to relative performance. At the stock level, a lack of holdings in Peruvian financial holding company Credicorp Ltd. contributed to relative returns as the company underperformed due to political uncertainty in Peru. An out-of-benchmark holding in Argentinian e-commerce company MercadoLibre, Inc. also was additive as e-commerce stocks benefited from the stay-at-home trend during the COVID crisis and significantly outperformed.

Describe recent portfolio activity.

Over the period, the Fund’s exposure to Brazil was decreased, bringing its overall position there to the Fund’s largest underweight. For example, holdings in Brazilian mining company Vale SA were reduced following a period of strong outperformance and the potential for weakness in iron ore prices going forward. The Fund also sold its position in Brazilian e-commerce firm B2W Companhia Digital as B2W has been losing market share to competitors. Elsewhere, the Fund added to its position in Brazilian bank Banco Bradesco SA based on attractive valuations and expectations for upward earnings revisions. Lastly, to add exposure to copper the Fund initiated a position in Grupo Mexico, one of Mexico’s leading copper producers.

Describe portfolio positioning at period end.

At period end, the Fund was overweight im Chile, Mexico and Argentina, and underweight in Brazil, Colombia and Peru. At the sector level, the Fund was overweight in materials and health care, and underweight in consumer staples and utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)	Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in Latin American securities.
(c)

An index that captures large- and mid-cap representation across emerging markets countries in Latin America. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2021 (continued)	BlackRock Latin America Fund, Inc.

Performance Summary for the Period Ended April 30, 2021

		Average Annual Total Returns(a)
		1 Year		5 Years		10 Years
	6-Month	Without	With	Without	With	Without	With
	Total	Sales	Sales	Sales	Sales	Sales	Sales
	Returns	Charge	Charge	Charge	Charge	Charge	Charge
Institutional	32.16%	41.60%	N/A	3.78%	N/A	(3.92)%	N/A
Investor A	31.90	41.05	33.64%	3.45	2.34%	(4.20)	(4.72)%
Investor C	31.26	39.72	38.72	2.57	2.57	(4.83)	(4.83)
Class K	32.16	41.61	N/A	3.80	N/A	(3.91)	N/A
MSCI Emerging Markets Latin America Index.	33.88	46.40	N/A	3.59	N/A	(3.75)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(11/01/20)	(04/30/21)	the Period	(b)	(11/01/20)	(04/30/21)	the Period	(b)	Ratio
Institutional	$1,000.00	$1,321.60	$8.00		$1,000.00	$1,017.90	$6.95		1.39%
Investor A	1,000.00	1,319.00	10.06		1,000.00	1,016.12	8.75		1.75
Investor C	1,000.00	1,312.60	15.77		1,000.00	1,011.16	13.71		2.75
Class K	1,000.00	1,321.60	7.71		1,000.00	1,018.15	6.71		1.34

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Vale SA	11%
Banco Bradesco SA	6
B3 SA - Brasil Bolsa Balcao	4
Cemex SAB de CV	4
Petroleo Brasileiro SA	4
America Movil SAB de CV, Class L	4
Wal-Mart de Mexico SAB de CV	4
Itau Unibanco Holding SA	4
Suzano SA	4
Notre Dame Intermedica Participacoes SA	3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Brazil	60%
Mexico	26
Chile	9
United States	3
Argentina	3
Luxembourg	1
Peru	1
Liabilities in Excess of Other Assets	(3)

(a)	Excludes short-term securities.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2021	BlackRock Long-Horizon Equity Fund

Investment Objective

BlackRock Long-Horizon Equity Fund’s (the “Fund”) investment objective is to provide high total investment return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended April 30, 2021, the Fund outperformed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

The largest contributions to relative returns during the period came from stock selection within the financials, industrials and consumer discretionary sectors. At the individual security level, the Fund’s holdings in Chinese equipment manufacturer Anta Sports Products Ltd., Swedish precision technology company Hexagon AB and U.S. financial firm Charles Schwab Corp. represented the largest contributors to returns.

Conversely, the Fund’s overweight to and stock selection within the consumer staples sector detracted most from performance. Stock selection within information technology (“IT”) and a lack of exposure to materials also weighed on returns. At the individual security level, the Fund’s positions in British consumer goods company Reckitt Benckiser Group PLC, U.S. medical devices manufacturer Boston Scientific Corp. and British American Tobacco PLC were the largest detractors.

Describe recent portfolio activity.

The most significant change to the Fund’s active positioning during the period was an increase in its financials exposure, as the investment adviser initiated new positions in British insurance company Prudential PLC, financial services firm American Express Co., U.S. consumer finance company Synchrony Financial and Spanish insurance firm Linea Directa. In contrast, the Fund’s overweight to the consumer staples sector was meaningfully decreased as the Fund sold its positions in Nestle SA and British American Tobacco PLC.

Describe portfolio positioning at period end.

As of period end, the portfolio was positioned with exposures to quality companies where the investment adviser has strong conviction in their prospects for sustainable growth over a multi-year horizon. The Fund’s largest exposures were to the IT, financials and health care sectors. The Fund had no exposure to energy, materials, real estate or utilities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s returns prior to October 15, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Global Dynamic Equity Fund.”

(c)	MSCI All Country World Index comprises large and mid-capitalization developed and emerging market equities.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2021 (continued)	BlackRock Long-Horizon Equity Fund

Performance Summary for the Period Ended April 30, 2021

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month	Without	With	Without	With	Without	With
	Total	Sales	Sales	Sales	Sales	Sales	Sales
	Returns	Charge	Charge	Charge	Charge	Charge	Charge
Institutional	30.41%	50.41%	N/A	16.06%	N/A	9.64%	N/A
Investor A	30.31	50.17	42.29%	15.76	14.52%	9.35	8.76%
Investor C	29.71	48.76	47.76	14.83	14.83	8.67	8.67
Class R	29.97	49.61	N/A	15.33	N/A	8.90	N/A
MSCI All Country World Index	28.29	45.75	N/A	13.85	N/A	9.17	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s returns prior to October 15, 2012 are the returns of the Fund when it followed different investment strategies under the name “BlackRock Global Dynamic Equity Fund.”

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning	Ending	Expenses		Beginning	Ending	Expenses		Annualized
	Account Value	Account Value	Paid During		Account Value	Account Value	Paid During		Expense
	(11/01/20)	(04/30/21)	the Period	(b)	(11/01/20)	(04/30/21)	the Period	(b)	Ratio
Institutional	$1,000.00	$1,304.10	$5.66		$1,000.00	$1,019.89	$4.96		0.99%
Investor A	1,000.00	1,303.10	7.14		1,000.00	1,018.60	6.26		1.25
Investor C	1,000.00	1,297.10	12.30		1,000.00	1,014.08	10.79		2.16
Class R	1,000.00	1,299.70	9.29		1,000.00	1,016.71	8.15		1.63

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six-month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Mastercard, Inc., Class A	6%
Reckitt Benckiser Group PLC	6
Microsoft Corp.	5
Mondelez International, Inc., Class A	5
Boston Scientific Corp.	5
UnitedHealth Group, Inc.	5
Amazon.com, Inc.	4
Intuit, Inc.	4
T-Mobile US, Inc.	4
Prudential PLC	4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
United States	69%
United Kingdom	9
France	9
Spain	5
India	4
Japan	2
Brazil	2
China	—	(b)
Liabilities in Excess of Other Assets	(—	)(b)

(a)	Excludes short-term securities.
(b)	Rounds to less than 1% of net assets.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only in BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc.) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. Class K Shares would be substantially similar to the performances of the applicable Fund’s Institutional Shares because Class K Shares and Institutional Shares of each Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Class R Shares (available only in BlackRock Asian Dragon Fund, Inc. and BlackRock Long-Horizon Equity Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested on November 1, 2020 and held through April 30, 2021) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	BlackRock Asian Dragon Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

China — 40.4%
Alibaba Group Holding Ltd.(a)	195,092	$5,639,660
Alibaba Group Holding Ltd., ADR(a)	12,266	2,832,833
China Construction Bank Corp., Class H	6,983,000	5,511,972
China Feihe Ltd.(b)	623,000	1,770,195
China Mengniu Dairy Co. Ltd.	637,000	3,409,286
China Molybdenum Co. Ltd., Class A	1,130,100	1,007,950
China Molybdenum Co. Ltd., Class H.	924,000	624,122
China Petroleum & Chemical Corp., Class A	3,068,465	2,022,544
China Petroleum & Chemical Corp., Class H	2,186,000	1,078,148
China Resources Land Ltd.	686,000	3,211,900
China Tourism Group Duty Free Corp. Ltd., Class A	39,600	1,899,733
Contemporary Amperex Technology Co. Ltd., Class A	34,400	2,066,554
ENN Energy Holdings Ltd.	225,800	3,853,180
Haier Smart Home Co. Ltd., Class A	248,100	1,266,254
Haier Smart Home Co. Ltd., Class H(a)	305,600	1,314,225
Han’s Laser Technology Industry Group Co. Ltd., Class A	279,000	1,723,653
Hua Hong Semiconductor Ltd.(a)(b)	302,000	1,878,665
Li Ning Co. Ltd.	262,582	2,131,032
LONGi Green Energy Technology Co. Ltd., Class A	186,000	2,836,514
Meituan, Class B(a)(b)	50,700	1,940,506
NetEase, Inc.	60,000	1,340,974
NetEase, Inc., ADR	13,704	1,535,670
RLX Technology, Inc., ADR(a)(c)	83,096	904,916
Shandong Linglong Tyre Co. Ltd., Class A	197,300	1,690,040
Sungrow Power Supply Co. Ltd., Class A	141,900	1,956,851
Tencent Holdings Ltd.	101,100	8,064,948
Topsports International Holdings Ltd.(b)	1,079,000	1,452,419
Yum China Holdings, Inc.	53,728	3,380,566

		68,345,310

Hong Kong — 7.5%
AIA Group Ltd.	414,600	5,262,340
CK Hutchison Holdings Ltd.	406,500	3,322,365
Link REIT	289,000	2,726,154
SJM Holdings Ltd.	1,028,000	1,327,514

		12,638,373

India — 10.4%
Axis Bank Ltd.(a)	237,400	2,282,106
Bandhan Bank Ltd.(a)(b)	478,417	2,120,522
Bharti Airtel Ltd.	372,720	2,695,604
Godrej Properties Ltd.(a)	76,287	1,406,115
HDFC Bank Ltd.(a)	84,769	1,610,608
Mahindra & Mahindra Financial Services Ltd.(a)	492,906	1,074,137
Reliance Industries Ltd.	166,973	4,485,929
Tech Mahindra Ltd.	154,115	1,994,301

		17,669,322

Indonesia — 3.2%
Bank Central Asia Tbk PT	1,736,300	3,843,751
Bank Mandiri Persero Tbk PT	3,713,300	1,580,978

		5,424,729

Singapore — 2.8%
Oversea-Chinese Banking Corp. Ltd.	295,400	2,700,406
Singapore Telecommunications Ltd.	1,115,800	2,093,403

		4,793,809

South Korea — 12.5%
Doosan Bobcat, Inc.(a)	48,295	1,974,883
Kakao Corp.	30,244	3,079,648
NCSoft Corp.	2,526	1,879,034

Security	Shares	Value

South Korea (continued)
Samsung Electronics Co. Ltd.	134,783	$9,823,724
Samsung SDI Co. Ltd.	947	552,745
SK Hynix, Inc.	23,931	2,730,079
SK IE Technology Co. Ltd.	11,202	1,067,984

		21,108,097

Taiwan — 10.6%
Nanya Technology Corp.	621,000	2,010,983
Taiwan Semiconductor Manufacturing Co. Ltd.	541,000	11,393,247
Win Semiconductors Corp	204,000	2,661,108
Yageo Corp.	100,000	1,925,979

		17,991,317

Thailand — 2.8%
CP ALL PCL, NVDR(a)	1,116,300	2,239,548
PTT Exploration & Production PCL, NVDR	642,000	2,441,095

		4,680,643

United Kingdom — 2.1%
Prudential PLC	87,328	1,849,107
Standard Chartered PLC	233,899	1,677,977

		3,527,084

United States — 1.0%
Air Lease Corp.	38,180	1,783,388

Total Common Stocks — 93.3% (Cost: $115,880,349)		157,962,072

Preferred Securities

Preferred Stocks — 4.0%

China(a)(d)(e) — 1.8%
Xiaoju Kuaizhi, Inc.
Series A-17, (Acquired 07/28/15, Cost: $1,202,337)	43,839	2,192,388
Series A-18, (Acquired 05/23/16, Cost: $592,482)	15,499	775,105

		2,967,493

South Korea — 2.2%
Samsung Electronics Co. Ltd., Preference Shares	57,628	3,783,529

Total Preferred Securities — 4.0% (Cost: $4,185,808)		6,751,022

Total Long-Term Investments — 97.3% (Cost: $120,066,157)		164,713,094

Short-Term Securities

Money Market Funds — 3.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%(f)(g)	3,673,714	3,673,714
SL Liquidity Series, LLC, Money Market Series, 0.13%(f)(g)(h)	1,407,422	1,407,844

Total Short-Term Securities — 3.0% (Cost: $5,081,558)		5,081,558

Total Investments — 100.3% (Cost: $125,147,715)		169,794,652
Liabilities in Excess of Other Assets — (0.3)%		(563,067)

Net Assets — 100.0%		$169,231,585

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2021	BlackRock Asian Dragon Fund, Inc.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,967,493, representing 1.75% of its net assets as of period end, and an original cost of $1,794,819.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,454,244	$—		$(1,780,530	)(a)	$—	$—	$3,673,714	3,673,714	$2,117		$—

SL Liquidity Series, LLC, Money Market Series	—	1,408,711	(a)	—		(867)	—	1,407,844	1,407,422	1,515	(b)	—

						$(867)	$—	$5,081,558		$3,632		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage

Equity Securities Long	Monthly	HSBC Bank PLC(b)	02/13/23	$567,745	$18,829	(c)	$586,737	0.3%

	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	1,035,341	25,881	(e)	1,056,982	0.6

					$44,710		$1,643,719

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $(163) of net dividends and financing fees.
(e)	Amount includes $4,240 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	55 basis points	40-60 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Asian Dragon Fund, Inc.

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 13, 2023:

Security	Shares	Value	% of Basket Value
Reference Entity — Long

Common Stocks

Singapore
Oversea Chinese Banking Corp.	64,000	$586,737	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$586,737

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value
Reference Entity — Long

Common Stocks

United Kingdom
Prudential PLC	31,145	$660,031	62.5%
Standard Chartered PLC	47,335	339,673	32.1
Standard Chartered PLC	7,982	57,278	5.4

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$1,056,982

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$44,710	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$44,710	$—	$—	$—	$44,710

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2021	BlackRock Asian Dragon Fund, Inc.

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$144,814	$—	$—	$—	$144,814
Swaps	—	—	127,153	—	—	—	127,153

	$—	$—	$271,967	$—	$—	$—	$271,967

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(67,918)	$—	$—	$—	$(67,918)
Swaps	—	—	44,710	—	—	—	44,710

	$—	$—	$(23,208)	$—	$—	$—	$(23,208)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$881,281
Total return swaps
Average notional value	$625,703

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Swaps — OTC(a)	$44,710	$—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	44,710	—

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$44,710	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)
HSBC Bank PLC	$18,829	$—	$—	$—	$18,829
JPMorgan Chase Bank N.A.	25,881	—	—	—	25,881

	$44,710	$—	$—	$—	$44,710

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Asian Dragon Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
China	$8,653,985	$59,691,325	$—	$68,345,310
Hong Kong	—	12,638,373	—	12,638,373
India	—	17,669,322	—	17,669,322
Indonesia	—	5,424,729	—	5,424,729
Singapore	—	4,793,809	—	4,793,809
South Korea	—	21,108,097	—	21,108,097
Taiwan	—	17,991,317	—	17,991,317
Thailand	—	4,680,643	—	4,680,643
United Kingdom	—	3,527,084	—	3,527,084
United States	1,783,388	—	—	1,783,388
Preferred Securities
Preferred Stocks	—	3,783,529	2,967,493	6,751,022
Short-Term Securities
Money Market Funds	3,673,714	—	—	3,673,714

	$14,111,087	$151,308,228	$2,967,493	168,386,808

Investments Valued at NAV(a)				1,407,844

				$169,794,652

Derivative Financial Instruments(b)
Assets
Equity Contracts	$—	$44,710	$—	$44,710

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps contracts. Swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets
Opening balance, as of April 30, 2020	$2,763,964
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	203,529
Purchases	—
Sales	—

Closing balance, as of April 30, 2021	$2,967,493

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2021(b)	$203,529

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2021	BlackRock Asian Dragon Fund, Inc.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs
Assets
Preferred Stocks(a)	$$2,967,493	Market	Recent Transactions

(a)

For the period ended April 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $2,967,493 changed to Transaction Price Approach. The investments were previously valued utilizing Current Value Method. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 3.0%
Notre Dame Intermedica Participacoes SA	3,070,325	$45,935,754
Petroleo Brasileiro SA, ADR	2,784,853	23,615,553
Suzano SA(a)	3,308,423	41,823,880

		111,375,187

Chile — 0.1%
Sociedad Quimica y Minera de Chile SA, ADR	91,528	4,827,187

China — 23.8%
Alibaba Group Holding Ltd., ADR(a)	318,137	73,473,740
China Construction Bank Corp., Class H	61,296,000	48,383,481
China Feihe Ltd.(b)	19,667,000	55,881,910
China Molybdenum Co. Ltd., Class A	63,389,745	56,538,108
China Molybdenum Co. Ltd., Class H	10,047,000	6,786,315
China Petroleum & Chemical Corp., Class H	114,362,000	56,403,982
Contemporary Amperex Technology Co. Ltd., Class A	198,900	11,926,442
ENN Energy Holdings Ltd.	3,132,200	53,449,648
Haier Smart Home Co. Ltd., Class A	13,574,124	69,279,667
Han’s Laser Technology Industry Group Co. Ltd., Class A	6,965,194	43,030,745
Jinyu Bio-Technology Co. Ltd., Class A	12,164,131	40,893,565
Jiumaojiu International Holdings Ltd.(a)(b)	11,583,000	48,262,481
Joinn Laboratories China Co. Ltd., Class A	1,424,757	33,461,202
Joinn Laboratories China Co. Ltd., Class H(a)(b)	490,300	8,836,793
Meituan, Class B(a)(b)	1,221,200	46,740,555
RLX Technology, Inc., ADR(a)(c)	1,476,081	16,074,522
Shenzhen Topband Co. Ltd., Class A	6,523,688	14,026,937
Tencent Holdings Ltd.	2,002,900	159,775,321
Yum China Holdings, Inc.	611,591	38,481,306

		881,706,720

Egypt — 0.3%
Commercial International Bank Egypt SAE	2,560,711	9,528,888

Hong Kong — 6.6%
AIA Group Ltd.	3,551,000	45,071,319
Hang Lung Properties Ltd.	14,377,000	39,223,586
Kuaishou Technology, (Acquired 01/29/21, Cost: $42,377,962)(a)(d)	2,828,600	93,190,079
Linklogis, Inc., (Acquired 03/31/21, Cost: $15,477,351)(a)(d)	6,776,000	20,009,126
SJM Holdings Ltd.	35,721,000	46,128,525

		243,622,635

India — 11.4%
Adani Ports & Special Economic Zone Ltd.	4,054,752	39,878,525
Axis Bank Ltd.(a)	8,064,413	77,522,507
Bandhan Bank Ltd.(a)(b)	6,990,116	30,982,797
HDFC Bank Ltd.(a)	2,771,188	52,652,490
ICICI Bank Ltd.(a)	5,550,983	44,965,567
ICICI Bank Ltd., ADR(a)	220,111	3,587,809
ICICI Prudential Life Insurance Co. Ltd.(a)(b)	5,433,272	38,231,508
Infosys Ltd., ADR	876,390	15,845,131
InterGlobe Aviation Ltd.(a)(b)	1,497,580	33,159,182
Maruti Suzuki India Ltd.	362,126	31,506,729
Petronet LNG Ltd.	6,277,764	20,306,642
Tech Mahindra Ltd.	2,655,755	34,366,374

		423,005,261

Security	Shares	Value

Indonesia — 0.7%
Astra International Tbk PT	67,867,400	$25,791,985

Italy — 1.1%
PRADA SpA(a)	6,492,500	40,294,302

Kazakhstan — 1.4%
Kaspi.KZ JSC, GDR	627,441	53,332,485

Mexico — 4.1%
Cemex SAB de CV(a)	14,329,585	11,381,894
Cemex SAB de CV, ADR(a)	6,721,051	53,029,092
Grupo Aeroportuario del Pacifico SAB de CV, ADR(a)	164,151	16,858,308
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)	3,459,288	35,561,146
Grupo Financiero Banorte SAB de CV, Class O	6,526,161	37,129,884

		153,960,324

Panama — 1.3%
Copa Holdings SA, Class A(a)	546,071	47,235,141

Peru — 1.1%
Credicorp Ltd.	344,423	41,124,106

Russia — 7.5%
Fix Price Group Ltd., GDR(a)	3,765,286	35,224,251
LUKOIL PJSC, ADR	1,188,237	90,944,449
Ozon Holdings PLC, ADR(a)	940,597	58,495,727
Sberbank of Russia PJSC	10,775,703	42,571,940
Sberbank of Russia PJSC, ADR	3,309,355	52,099,924

		279,336,291

Saudi Arabia — 1.1%
Saudi National Bank	2,758,444	41,779,004

South Africa — 0.2%
Sibanye Stillwater Ltd.	1,319,006	6,136,541

South Korea — 13.9%
Kakao Corp.	658,538	67,056,784
KB Financial Group, Inc.	1,208,359	59,485,790
NCSoft Corp.	78,314	58,256,006
POSCO	176,140	57,565,130
Samsung Electronics Co. Ltd.	2,674,623	194,941,178
SK Holdings Co. Ltd.	72,002	17,794,541
SK Hynix, Inc.	549,091	62,641,000

		517,740,429

Taiwan — 9.4%
MediaTek, Inc.	1,074,000	45,024,832
Nanya Technology Corp.	12,330,000	39,928,209
Taiwan Semiconductor Manufacturing Co. Ltd.	9,259,000	194,990,900
Unimicron Technology Corp.	10,335,000	42,206,700
Wiwynn Corp.	859,000	27,937,843

		350,088,484

Thailand — 2.0%
CP ALL PCL, NVDR(a)	16,150,500	32,401,527
PTT PCL, NVDR	31,813,200	40,720,324

		73,121,851

Turkey — 0.1%
Turkiye Petrol Rafinerileri A/S(a)	476,717	5,052,927

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2021	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States — 2.8%
Albemarle Corp.	429,263	$72,189,158
Cree, Inc.(a)(c)	322,778	32,090,589

		104,279,747

Total Common Stocks — 91.9% (Cost: $2,871,835,081)		3,413,339,495

Preferred Securities

Preferred Stocks — 1.0%

Brazil — 1.0%
Azul SA, Preference Shares(a)	4,808,113	34,077,807
Banco Nacional SA, Preference Shares(a)(e)	42,567,626	78
Petroleo Brasileiro SA, Preference Shares	255,767	1,112,143

		35,190,028

Total Preferred Securities — 1.0% (Cost: $28,282,937)		35,190,028

Total Long-Term Investments — 92.9% (Cost: $2,900,118,018)		3,448,529,523

Short-Term Securities

Money Market Funds — 8.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class , 0.02%(f)(g)	321,271,043	321,271,043
SL Liquidity Series, LLC, Money Market Series, 0.13%(f)(g)(h)	10,447,346	10,450,481

		331,721,524

Security		Par (000)	Value

Time Deposits — 0.1%

Hong Kong — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., (0.10%), 05/03/21	HKD	11	$1,401

United States — 0.1%
Skandinaviska Enskilda Banken AB, Stockholm, 0.09%, 05/03/21	USD	3,200	3,200,000

			3,201,401

Total Short-Term Securities — 9.0% (Cost: $334,922,925)			334,922,925

Total Investments — 101.9% (Cost: $3,235,040,943)			3,783,452,448

Liabilities in Excess of Other Assets — (1.9)%			(71,128,992)

Net Assets — 100.0%			$3,712,323,456

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $113,199,205, representing 3.05% of its net assets as of period end, and an original cost of $57,855,313.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$130,852,320	$190,418,723	(a)	$—		$—	$—	$321,271,043	321,271,043	$66,625		$—
SL Liquidity Series, LLC, Money Market Series	12,151,467	—		(1,694,498	)(a)	984	(7,472)	10,450,481	10,447,346	40,548	(b)	—

						$984	$(7,472)	$331,721,524		$107,173		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	1,139	06/18/21	$76,119	$1,361,597

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Emerging Markets Fund, Inc.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	HSBC Bank PLC(b)	02/10/23	$42,174,097	$1,976,865	(c)	$43,654,273	1.1%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/23	33,951,198	1,101,918	(e)	35,066,516	0.9

					$3,078,783		$78,720,789

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $496,689 of net dividends and financing fees.
(e)	Amount includes $(13,400) of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	60 basis points	50-95 basis points
Benchmarks:	USD - 1M US Dollar LIBOR BBA	USD - 1M US Dollar LIBOR BBA

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date February 10, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

United Kingdom
Standard Chartered Plc	6,083,428	$43,654,273	100.0%

Net Value of Reference Entity — HSBC Bank PLC		$43,654,273

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Brazil
Suzano SA	1,270,256	$16,058,114	45.8%

Egypt
Commercial International Bank Egypt SAE	3,163,922	11,773,549	33.6

India
ICICI Bank Ltd.	443,856	7,234,853	20.6

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$35,066,516

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2021	BlackRock Emerging Markets Fund, Inc.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$3,078,783	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,361,597	$—	$—	$—	$1,361,597
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	3,078,783	—	—	—	3,078,783

	$—	$—	$4,440,380	$—	$—	$—	$4,440,380

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$14,748,098	$—	$—	$—	$14,748,098
Forward foreign currency exchange contracts	—	—	—	(786,433)	—	—	(786,433)
Swaps	—	—	27,958,303	—	—	—	27,958,303

	$—	$—	$42,706,401	$(786,433)	$—	$—	$41,919,968

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$385,768	$—	$—	$—	$385,768
Forward foreign currency exchange contracts	—	—	—	(685,803)	—	—	(685,803)
Swaps	—	—	544,650	—	—	—	544,650

	$—	$—	$930,418	$(685,803)	$—	$—	$244,615

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$44,640,311
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$7,063,084
Total return swaps
Average notional value	$67,764,055

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Emerging Markets Fund, Inc.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$—	$1,459,749
Swaps — OTC(a)	3,078,783	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,078,783	1,459,749

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,459,749)

Total derivative assets and liabilities subject to an MNA	$3,078,783	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received (a)	Net Amount of Derivative Assets
HSBC Bank PLC	$1,976,865	$—	$—	$(1,976,865)	$—
JPMorgan Chase Bank N.A	1,101,918	—	—	(1,101,918)	—

	$3,078,783	$—	$—	$(3,078,783)	$—

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$111,375,187	$—	$—	$111,375,187
Chile	4,827,187	—	—	4,827,187
China	136,866,361	744,840,359	—	881,706,720
Egypt	—	9,528,888	—	9,528,888
Hong Kong	—	243,622,635	—	243,622,635
India	19,432,940	403,572,321	—	423,005,261
Indonesia	—	25,791,985	—	25,791,985
Italy	—	40,294,302	—	40,294,302
Kazakhstan	53,332,485	—	—	53,332,485
Mexico	153,960,324	—	—	153,960,324
Panama	47,235,141	—	—	47,235,141
Peru	41,124,106	—	—	41,124,106
Russia	93,719,978	185,616,313	—	279,336,291
Saudi Arabia	41,779,004	—	—	41,779,004
South Africa	—	6,136,541	—	6,136,541
South Korea	—	517,740,429	—	517,740,429
Taiwan	—	350,088,484	—	350,088,484
Thailand	—	73,121,851	—	73,121,851
Turkey	5,052,927	—	—	5,052,927
United States	104,279,747	—	—	104,279,747
Preferred Securities
Preferred Stocks	35,189,950	—	78	35,190,028

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2021	BlackRock Emerging Markets Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$321,271,043	$—	$—	$321,271,043
Time Deposits	—	3,201,401	—	3,201,401

	$1,169,446,380	$2,603,555,509	$78	3,773,001,967

Investments Valued at NAV(a)				10,450,481

				$3,783,452,448

Derivative Financial Instruments(b)
Assets
Equity Contracts	$1,361,597	$3,078,783	$—	$4,440,380

(a)

Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy. (b) Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Argentina(a) — 2.9%
Globant SA(b)	7,096	$1,626,261
MercadoLibre, Inc.	501	787,061

		2,413,322

Brazil — 59.0%
Afya Ltd., Class A(a)(b)	51,837	1,161,667
B3 SA - Brasil Bolsa Balcao	356,364	3,378,604
Banco Bradesco SA, ADR	1,251,663	5,444,734
BB Seguridade Participacoes SA	294,609	1,211,075
Cia de Locacao das Americas	227,156	1,102,733
Cyrela Brazil Realty SA.Empreendimentos e Participacoes	318,403	1,379,226
Fleury SA	213,936	1,006,262
Itau Unibanco Holding SA, ADR	631,601	3,158,005
Klabin SA(a)	182,864	937,876
Localiza Rent a Car SA	56,362	667,166
Locaweb Servicos de Internet SA(c)	178,383	944,778
Lojas Americanas SA	134,484	491,436
Marfrig Global Foods SA	122,131	435,953
Movida Participacoes SA	233,045	722,038
Notre Dame Intermedica Participacoes SA	178,050	2,663,842
Omega Geracao SA(a)	81,300	586,696
Pagseguro Digital Ltd., Class A(a)(b)	23,935	1,094,787
Petroleo Brasileiro SA, ADR	243,120	2,061,658
Petroleo Brasileiro SA, ADR, Preference Shares	373,759	3,233,015
Rede D’Or Sao Luiz SA(c)	95,908	1,269,463
Rumo SA(a)	451,575	1,662,632
Suzano SA(a)	249,530	3,154,467
Vale SA, ADR	454,081	9,136,110
Vasta Platform Ltd.(a)	43,077	421,724
Via Varejo SA(a)	769,573	1,675,988

		49,001,935

Chile — 9.3%
Banco de Chile	10,915,951	1,168,804
Banco Santander Chile, ADR	67,352	1,497,908
Empresas CMPC SA	620,370	1,723,905
Falabella SA	262,424	1,185,233
Sociedad Quimica y Minera de Chile SA, ADR	41,189	2,172,308

		7,748,158

Luxembourg — 0.7%
Ternium SA, ADR(a)	14,722	575,483

Mexico — 26.3%
America Movil SAB de CV, Class L, ADR	230,283	3,210,145
Cemex SAB de CV, ADR(a)	414,735	3,272,259
Corp. Inmobiliaria Vesta SAB de CV	599,260	1,167,931
Fibra Uno Administracion SA.de CV	1,640,140	2,024,974
Fomento Economico Mexicano SAB de CV, ADR	15,649	1,212,798
Grupo Aeroportuario del Pacifico SAB de CV, ADR(a)	7,381	758,029
Grupo Aeroportuario del Pacifico SAB de CV, Class B(a)	78,832	810,385
Grupo Cementos de Chihuahua SAB de CV	162,932	1,157,745
Grupo Financiero Banorte SAB de CV, Class O	438,433	2,494,417
Grupo Mexico SAB de CV, Series B	564,327	2,550,991
Wal-Mart de Mexico SAB de CV	972,133	3,182,215

		21,841,889

Peru — 0.7%
Credicorp Ltd.	4,819	575,389

Total Common Stocks — 98.9% (Cost: $60,367,626)		82,156,176

Security		Par (000)	Value

Corporate Bonds

Brazil — 0.0%
Klabin SA, 1.00%, 06/15/22	BRL	5	$26,373
Lupatech SA, 6.50%, 04/15/22(a)(d)(e)		2,128	—

Total Corporate Bonds — 0.0% (Cost: $1,113,366)			26,373

		Shares

Preferred Securities

Preferred Stocks — 0.5%

Brazil — 0.5%
Lojas Americanas SA, Preference Shares		111,917	429,780

Total Preferred Securities — 0.5% (Cost: $503,467)			429,780

Total Long-Term Investments — 99.4% (Cost: $61,984,459)			82,612,329

Short-Term Securities

Money Market Funds — 3.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%(f)(g)(h)		208,850	208,850
SL Liquidity Series, LLC, Money Market Series, 0.13%(f)(g)		2,443,254	2,443,987

			2,652,837

		Par (000)

Time Deposits — 0.0%

United States — 0.0%
Brown Brothers Harriman & Co., 0.08%, 05/03/21		3	2,844

Total Short-Term Securities — 3.2% (Cost: $2,655,650)			2,655,681

Total Investments — 102.6% (Cost: $64,640,109)			85,268,010

Liabilities in Excess of Other Assets — (2.6)%			(2,171,550)

Net Assets — 100.0%			$83,096,460

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2021	BlackRock Latin America Fund, Inc.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,030,200	$—	$(821,350	)(a)	$—	$—	$208,850	208,850	$714		$—
SL Liquidity Series, LLC, Money Market Series	3,151,362	—	(705,876	)(a)	130	(1,629)	2,443,987	2,443,254	12,912	(b)	—

					$130	$(1,629)	$2,652,837		$13,626		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$82,156,176	$—	$—	$82,156,176
Corporate Bonds	—	26,373	—	26,373
Preferred Securities
Preferred Stocks	429,780	—	—	429,780
Short-Term Securities
Money Market Funds	208,850	—	—	208,850
Time Deposits	—	2,844	—	2,844

	$82,794,806	$29,217	$—	82,824,023

Investments Valued at NAV(a)				2,443,987

				$85,268,010

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See notes to financial statements.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	BlackRock Long-Horizon Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 1.5%
Locaweb Servicos de Internet SA(a)	865,000	$4,581,337

France — 9.3%
EssilorLuxottica SA	63,722	10,605,875
LVMH Moet Hennessy Louis Vuitton SE	12,193	9,185,598
Schneider Electric SE	55,412	8,841,303

		28,632,776

India — 3.5%
HDFC Bank Ltd.(b)	566,476	10,763,027

Japan — 2.3%
Sony Corp.	70,900	7,088,504

Spain — 5.5%
Bankinter SA	884,559	4,837,253
Cellnex Telecom SA(a)	179,773	10,168,691
Linea Directa Aseguradora SA.Cia de Seguros y Reaseguros(b)	884,559	1,733,441

		16,739,385

United Kingdom — 9.4%
Prudential PLC	563,887	11,939,899
Reckitt Benckiser Group PLC	190,691	16,978,670

		28,918,569

United States — 68.4%
Amazon.com, Inc.(b)	3,695	12,812,117
American Express Co	63,221	9,694,941
Boston Scientific Corp.(b)	338,573	14,761,783
Cadence Design Systems, Inc.(b)	64,529	8,502,986
Charles Schwab Corp.	135,891	9,566,727
Chart Industries, Inc.(b)	41,391	6,648,636
Cognex Corp.	60,993	5,252,717
Intuit, Inc.	30,460	12,554,394
Intuitive Surgical, Inc.(b)	9,379	8,112,835
Mastercard, Inc., Class A	49,938	19,079,312
Microsoft Corp.	67,202	16,947,000
Mondelez International, Inc., Class A	242,809	14,765,215
Natera, Inc.(b)	50,050	5,506,501
Otis Worldwide Corp.	150,440	11,714,763
Synchrony Financial	217,723	9,523,204
Thermo Fisher Scientific, Inc.	15,091	7,096,241
T-Mobile US, Inc.(b)	90,406	11,945,345
UnitedHealth Group, Inc.	35,767	14,263,880
Walt Disney Co.(b)	61,517	11,443,392

		210,191,989

Total Common Stocks — 99.9% (Cost: $222,732,062)		306,915,587

	Par (000)

Corporate Bonds

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(b)(c)(d)(e)	$1,000	1,000

Total Corporate Bonds — 0.0% (Cost: $1,000,000)		1,000

Security	Shares	Value

Preferred Securities

Preferred Stocks — 0.0%

United States — 0.0%
Proteus Digital Health, (Acquired 07/22/14, Cost: $7,000,007)(b)(f)(g)	532,725	$5

Total Preferred Securities — 0.0% (Cost: $7,000,007)		5

Total Long-Term Investments — 99.9% (Cost: $230,732,069)		306,916,592

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.02%(h)(i)	759,284	759,284

	Par (000)

Time Deposits — 0.0%

United States — 0.0%
Barclays, London, 0.08%, 05/05/21	$143	143,300

Total Short-Term Securities — 0.3% (Cost: $902,584)		902,584

Total Investments — 100.2% (Cost: $231,634,653)		307,819,176

Liabilities in Excess of Other Assets — (0.2)%		(584,637)

Net Assets — 100.0%		$307,234,539

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Convertible security.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Zero-coupon bond.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $5, representing less than 0.05% of its net assets as of period end, and an original cost of $7,000,007.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2021	BlackRock Long-Horizon Equity Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$6,769,717	$—		$(6,010,433	)(a)	$—	$—	$759,284	759,284	$476		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	142	(a)	—		(142)	—	—	—	678	(c)	—

						$(142)	$—	$759,284		$1,154		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$4,581,337	$—	$—	$4,581,337
France	—	28,632,776	—	28,632,776
India	—	10,763,027	—	10,763,027
Japan	—	7,088,504	—	7,088,504
Spain	1,733,441	15,005,944	—	16,739,385
United Kingdom	—	28,918,569	—	28,918,569
United States	210,191,989	—	—	210,191,989
Corporate Bonds	—	1,000	—	1,000
Preferred Securities
Preferred Stocks	—	—	5	5
Short-Term Securities
Money Market Funds	759,284	—	—	759,284
Time Deposits	—	143,300	—	143,300

	$217,266,051	$90,553,120	$5	$307,819,176

See notes to financial statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

April 30, 2021

	BlackRock Asian Dragon Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$164,713,094	$3,451,730,924	$82,615,173	$307,059,892
Investments at value — affiliated(c)	5,081,558	331,721,524	2,652,837	759,284
Cash	—	1,014,254	—	—
Cash pledged for futures contracts	—	6,907,000	—	—
Foreign currency at value(d)	1,145,538	305,716	—	314
Receivables:
Investments sold	1,975,467	39,264,955	—	—
Securities lending income — affiliated	118	2,719	273	44
Capital shares sold	41,158	40,947,674	83,510	45,772
Dividends — unaffiliated	157,470	3,884,768	480,964	2,070,870
Dividends — affiliated	128	6,805	4	31
Interest — unaffiliated	—	—	267	—
Unrealized appreciation on OTC swaps	44,710	3,078,783	—	—
Prepaid expenses	50,557	186,932	33,215	39,711

Total assets	173,209,798	3,879,052,054	85,866,243	309,975,918

LIABILITIES
Cash received as collateral for OTC derivatives	—	3,800,000	—	—
Collateral on securities loaned at value	1,407,844	10,460,247	2,446,663	—
Payables:
Investments purchased	2,120,498	125,815,679	—	1,754,711
Capital shares redeemed	46,968	15,390,516	67,721	48,182
Deferred foreign capital gain tax	35,750	6,518,620	—	383,584
Investment advisory fees	80,877	2,123,866	64,992	186,229
Directors’ and Officer’s fees	2,236	3,170	2,194	2,314
Other accrued expenses	265,444	1,041,877	172,675	216,579
Other affiliates	539	5,711	570	1,549
Proxy costs	—	—	—	93,277
Service and distribution fees	18,057	109,163	14,968	52,607
Variation margin on futures contracts	—	1,459,749	—	—
Other liabilities	—	—	—	2,347

Total liabilities	3,978,213	166,728,598	2,769,783	2,741,379

NET ASSETS	$169,231,585	$3,712,323,456	$83,096,460	$307,234,539

NET ASSETS CONSIST OF
Paid-in capital.	$116,656,651	$3,024,630,768	$88,654,525	$183,860,484
Accumumlated earnings (loss)	52,574,934	687,692,688	(5,558,065)	123,374,055

NET ASSETS	$169,231,585	$3,712,323,456	$83,096,460	$307,234,539

(a) Investments at cost — unaffiliated	$120,066,157	$2,903,319,419	$61,987,303	$230,875,369
(b) Securities loaned at value	$895,866	$10,105,603	$2,323,389	$—
(c) Investments at cost — affiliated	$5,081,558	$331,721,524	$2,652,806	$759,284
(d) Foreign currency at cost	$1,148,517	$312,899	$—	$313

F I N A N C I A L S T A T E M E N T S	31

Statement of Assets and Liabilities (continued)

April 30, 2021

	BlackRock Asian Dragon Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund

NET ASSET VALUE
Institutional
Net assets	$87,154,489	$2,771,662,843	$15,844,263	$52,715,928

Shares outstanding	4,248,956	80,309,121	361,173	3,211,492

Net asset value	$20.51	$34.51	$43.87	$16.41

Shares authorized	100 million	100 million	100 million	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Investor A
Net assets	$77,883,863	$463,031,968	$65,277,580	$252,118,935

Shares outstanding	3,853,599	13,923,479	1,507,511	15,367,753

Net asset value	$20.21	$33.26	$43.30	$16.41

Shares authorized	100 million	100 million	100 million	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Investor C
Net assets	$1,723,083	$18,769,072	$1,416,576	$2,022,423

Shares outstanding	129,532	670,156	35,855	122,278

Net asset value	$13.30	$28.01	$39.51	$16.54

Shares authorized	100 million	100 million	100 million	Unlimited

Par value	$0.10	$0.10	$0.10	$0.10

Class K
Net assets	$1,488,211	$458,859,573	$558,041	N/A

Shares outstanding	72,619	13,290,582	12,725	N/A

Net asset value	$20.49	$34.53	$43.85	N/A

Shares authorized	2 billion	2 billion	2 billion	N/A

Par value	$0.10	$0.10	$0.10	N/A

Class R
Net assets	$981,939	N/A	N/A	$377,253

Shares outstanding	64,150	N/A	N/A	22,739

Net asset value	$15.31	N/A	N/A	$16.59

Shares authorized	200 million	N/A	N/A	Unlimited

Par value	$0.10	N/A	N/A	$0.10

See notes to financial statements.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2021

	BlackRock Asian Dragon Fund, Inc.	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.	BlackRock Long-Horizon Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$2,948,049	$32,333,381	$2,856,222	$3,146,643
Dividends — affiliated.	2,117	66,625	714	476
Interest — unaffiliated	—	—	14,991	—
Securities lending income — affiliated — net	1,515	40,548	12,912	678
Foreign taxes withheld	(341,287)	(4,100,183)	(183,141)	(76,583)

Total investment income	2,610,394	28,340,371	2,701,698	3,071,214

EXPENSES
Investment advisory	870,197	15,976,453	899,264	2,141,525
Service and distribution — class specific	201,864	952,623	172,910	583,103
Transfer agent — class specific	185,014	3,062,014	152,005	232,880
Professional	113,691	139,075	90,414	122,688
Registration	77,728	273,215	70,573	66,696
Custodian	64,025	653,875	77,007	23,241
Printing and postage	43,803	45,564	22,072	26,890
Accounting services	38,462	186,645	24,336	55,472
Directors and Officer	9,349	15,535	9,041	9,775
Proxy	—	—	—	93,277
Miscellaneous	28,460	32,769	15,314	47,642

Total expenses	1,632,593	21,337,768	1,532,936	3,403,189
Less:
Fees paid indirectly	—	(972)	(479)	—
Fees waived and/or reimbursed by the Manager	(2,823)	(787,591)	(42,728)	(134,585)
Transfer agent fees waived and/or reimbursed — class specific	—	(2,164,672)	—	(74)

Total expenses after fees waived and/or reimbursed	1,629,770	18,384,533	1,489,729	3,268,530

Net investment income (loss)	980,624	9,955,838	1,211,969	(197,316)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	10,847,027	138,934,467	(3,412,472)	66,581,162
Investments — affiliated	(867)	984	130	(142)
Foreign currency transactions	(52,751)	(2,185,378)	24,291	(98,409)
Forward foreign currency exchange contracts	—	(786,433)	—	—
Futures contracts	144,814	14,748,098	—	—
Payment by affiliate	—	—	—	1,672
Swaps	127,153	27,958,303	—	—

	11,065,376	178,670,041	(3,388,051)	66,484,283

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	38,849,708	567,865,350	34,273,456	41,914,537
Investments — affiliated	—	(7,472)	(1,629)	—
Foreign currency translations	(5,511)	21,065	28,713	38,612
Forward foreign currency exchange contracts	—	(685,803)	—	—
Futures contracts	(67,918)	385,768	—	—
Swaps	44,710	544,650	—	—

	38,820,989	568,123,558	34,300,540	41,953,149

Net realized and unrealized gain	49,886,365	746,793,599	30,912,489	108,437,432

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.	$50,866,989	$756,749,437	$32,124,458	$108,240,116

(a) Net of foreign capital gain tax of	$—	$893,822	$—	$196,963
(b) Net of reduction in deferred foreign capital gain tax of	$(35,750)	$(6,516,717)	$—	$(383,584)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Changes in Net Assets

	BlackRock Asian Dragon Fund, Inc.			BlackRock Emerging Markets Fund, Inc.
	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$980,624	$(317,275)	$1,283,319	$9,955,838	$1,219,132	$7,553,653
Net realized gain (loss)	11,065,376	2,885,697	(5,618,554)	178,670,041	(5,444,803)	(4,354,601)
Net change in unrealized appreciation (depreciation)	38,820,989	(21,236,708)	33,574,598	568,123,558	(84,752,625)	71,536,375

Net increase (decrease) in net assets resulting from operations	50,866,989	(18,668,286)	29,239,363	756,749,437	(88,978,296)	74,735,427

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(444,817)	—	(644,549)	(13,811,964)	(5,354,190)	(1,031,885)
Investor A	(347,577)	—	(482,547)	(2,570,314)	(2,821,044)	(1,095,473)
Investor C	(9,883)	—	(9,266)	(21,438)	(231,852)	—
Class K	(5,860)	—	(6,122)	(2,538,898)	(2,366,183)	(15,478)
Class R	(4,284)	—	(4,206)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(812,421)	—	(1,146,690)	(18,942,614)	(10,773,269)	(2,142,836)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(2,773,047)	(9,051,646)	(23,939,472)	1,926,136,388	494,421,747	281,188,608

NET ASSETS
Total increase (decrease) in net assets	47,281,521	(27,719,932)	4,153,201	2,663,943,211	394,670,182	353,781,199
Beginning of period	121,950,064	149,669,996	145,516,795	1,048,380,245	653,710,063	299,928,864

End of period	$169,231,585	$121,950,064	$149,669,996	$3,712,323,456	$1,048,380,245	$653,710,063

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BlackRock Latin America Fund, Inc.			BlackRock Long-Horizon Equity Fund
	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$1,211,969	$1,039,000	$2,598,929	$(197,316)	$560,859	$1,308,620
Net realized gain (loss)	(3,388,051)	(4,571,422)	4,660,110	66,484,283	9,559,325	28,166,694
Net change in unrealized appreciation (depreciation)	34,300,540	(51,121,730)	5,390,620	41,953,149	(26,670,282)	18,109,634

Net increase (decrease) in net assets resulting from operations	32,124,458	(54,654,152)	12,649,659	108,240,116	(16,550,098)	47,584,948

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(505,278)	(1,064,724)	(684,146)	(4,892,862)	(5,124,619)	(3,291,922)
Investor A	(734,372)	(1,606,497)	(765,993)	(22,752,134)	(22,943,941)	(14,323,962)
Investor C	(12,114)	(44,901)	—	(413,097)	(811,756)	(572,310)
Class K	(7,521)	(16,700)	(9,377)	—	—	—
Class R	—	—	—	(40,204)	(81,505)	(69,381)

Decrease in net assets resulting from distributions to shareholders	(1,259,285)	(2,732,822)	(1,459,516)	(28,098,297)	(28,961,821)	(18,257,575)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	(27,448,414)	(11,897,940)	(25,171,244)	(1,412,263)	7,998,054	(22,167,140)

NET ASSETS
Total increase (decrease) in net assets	3,416,759	(69,284,914)	(13,981,101)	78,729,556	(37,513,865)	7,160,233
Beginning of period	79,679,701	148,964,615	162,945,716	228,504,983	266,018,848	258,858,615

End of period	$83,096,460	$79,679,701	$148,964,615	$307,234,539	$228,504,983	$266,018,848

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc.
	Institutional
	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended December 31,
				2019	2018	2017	2016

Net asset value, beginning of period	$14.31	$16.41		$13.58	$17.15	$16.06	$15.91

Net investment income (loss)(a)	0.15	(0.03)		0.15	0.15	0.21	0.19
Net realized and unrealized gain (loss)	6.16	(2.07)		2.83	(3.00)	4.25	0.21

Net increase (decrease) from investment operations	6.31	(2.10)		2.98	(2.85)	4.46	0.40

Distributions(b)
From net investment income	(0.11)	—		(0.15)	(0.12)	(0.47)	(0.25)

From net realized gain	—	—		—	(0.60)	(2.90)	—

Total distributions	(0.11)	—		(0.15)	(0.72)	(3.37)	(0.25)

Net asset value, end of period	$20.51	$14.31		$16.41	$13.58	$17.15	$16.06

Total Return(c)

Based on net asset value	44.25%	(12.80	)%(d)	21.97%	(16.73)%	28.38%	2.47%

Ratios to Average Net Assets

Total expenses	0.99%	1.14	%(e)(f)	0.99%	1.06%	1.22%	1.00%

Total expenses after fees waived and/or reimbursed	0.99%	1.14	%(e)(f)	0.99%	1.05%	1.11%	0.99%

Net investment income (loss)	0.81%	(0.56	)%(e)	1.02%	0.94%	1.14%	1.19%

Supplemental Data
Net assets, end of period (000)	$87,154	$58,412		$71,202	$68,280	$112,064	$94,489

Portfolio turnover rate	81%	13%		55%	44%	123%	81%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.31%.

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)
	Investor A
	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended December 31,
				2019	2018	2017	2016

Net asset value, beginning of period	$14.12	$16.20		$13.41	$16.94	$15.89	$15.75

Net investment income (loss)(a)	0.10	(0.04)		0.11	0.11	0.17	0.15
Net realized and unrealized gain (loss)	6.08	(2.04)		2.78	(2.96)	4.20	0.20

Net increase (decrease) from investment operations	6.18	(2.08)		2.89	(2.85)	4.37	0.35

Distributions(b)
From net investment income	(0.09)	—		(0.10)	(0.08)	(0.42)	(0.21)
From net realized gain	—	—		—	(0.60)	(2.90)	—

Total distributions	(0.09)	—		(0.10)	(0.68)	(3.32)	(0.21)

Net asset value, end of period	$20.21	$14.12		$16.20	$13.41	$16.94	$15.89

Total Return(c)
Based on net asset value	43.86%	(12.84	)%(d)	21.63%	(16.95)%	28.15%	2.23%

Ratios to Average Net Assets
Total expenses	1.23%	1.40	%(e)(f)	1.25%	1.31%	1.43%	1.20%

Total expenses after fees waived and/or reimbursed	1.23%	1.40	%(e)(f)	1.25%	1.30%	1.32%	1.20%

Net investment income (loss)	0.56%	(0.83	)%(e)	0.75%	0.72%	0.94%	0.99%

Supplemental Data
Net assets, end of period (000)	$77,884	$59,493		$73,416	$70,891	$109,600	$93,523

Portfolio turnover rate	81%	13%		55%	44%	123%	81%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Annualized.

(f)  Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.57%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)
	Investor C
	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended December 31,
				2019	2018	2017	2016

Net asset value, beginning of period	$9.36	$ 10.78		$8.95	$11.51	$11.62	$11.58

Net investment income (loss)(a)	0.01	(0.06)		0.00 (b)	0.00 (b)	0.02	0.02
Net realized and unrealized gain (loss)	3.97	(1.36)		1.85	(2.01)	3.03	0.15

Net increase (decrease) from investment operations	3.98	(1.42)		1.85	(2.01)	3.05	0.17

Distributions(c)
From net investment income	(0.04)	—		(0.02)	—	(0.26)	(0.13)
From net realized gain	—	—		—	(0.55)	(2.90)	—

Total distributions	(0.04)	—		(0.02)	(0.55)	(3.16)	(0.13)

Net asset value, end of period	$13.30	$9.36		$10.78	$8.95	$11.51	$11.62

Total Return(d)
Based on net asset value	42.68%	(13.17	)%(e)	20.74%	(17.61)%	27.05%	1.44%

Ratios to Average Net Assets
Total expenses	2.02%	2.50	%(f)(g)	2.08%	2.08%	2.21%	1.98%

Total expenses after fees waived and/or reimbursed	2.01%	2.50	%(f)(g)	2.08%	2.08%	2.11%	1.98%

Net investment income (loss)	0.08%	(1.71	)%(f)	(0.01)%	(0.01)%	0.14%	0.21%

Supplemental Data
Net assets, end of period (000)	$1,723	$2,392		$3,238	$3,838	$8,732	$18,236

Portfolio turnover rate	81%	13%		55%	44%	123%	81%

(a) Based on average shares outstanding.
(b) Amount is less than $0.005 per share.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Annualized.

(g) Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.67%.

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)
	Class K
	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended 12/31/19	Period from 01/25/18(a) to 12/31/18

Net asset value, beginning of period	$14.30	$16.40		$13.57	$18.69

Net investment income (loss)(b)	0.14	(0.02)		0.16	0.22
Net realized and unrealized gain (loss)	6.16	(2.08)		2.82	(4.60)

Net increase (decrease) from investment operations	6.30	(2.10)		2.98	(4.38)

Distributions(c)
From net investment income	(0.11)	—		(0.15)	(0.14)
From net realized gain	—	—		—	(0.60)

Total distributions	(0.11)	—		(0.15)	(0.74)

Net asset value, end of period	$20.49	$14.30		$16.40	$13.57

Total Return(d)
Based on net asset value	44.18%	(12.80	)%(e)	22.05%	(23.55	)%(e)

Ratios to Average Net Assets
Total expenses	1.01%	1.10	%(f)(g)	0.96%	1.00	%(f)(h)

Total expenses after fees waived and/or reimbursed	1.01%	1.10	%(f)(g)	0.96%	1.00	%(f)

Net investment income (loss)	0.80%	(0.42	)%(f)	1.03%	1.52	%(f)

Supplemental Data
Net assets, end of period (000)	$1,488	$809		$699	$446

Portfolio turnover rate	81%	13%		55%	44%

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.
(f) Annualized.

(g) Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.27% and 1.27%, respectively.

(h) Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.00%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Asian Dragon Fund, Inc. (continued)
	Class R

	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20		Year Ended December 31,
				2019	2018	2017	2016

Net asset value, beginning of period	$10.73	$12.33		$10.20	$13.07	$12.89	$12.81

Net investment income (loss)(a)	0.04	(0.05)		0.03	0.04	0.07	0.06
Net realized and unrealized gain (loss)	4.60	(1.55)		2.12	(2.28)	3.38	0.16

Net increase (decrease) from investment operations.	4.64	(1.60)		2.15	(2.24)	3.45	0.22

Distributions(b)
From net investment income	(0.06)	—		(0.02)	(0.03)	(0.37)	(0.14)
From net realized gain	—	—		—	(0.60)	(2.90)	—

Total distributions	(0.06)	—		(0.02)	(0.63)	(3.27)	(0.14)

Net asset value, end of period	$15.31	$10.73		$12.33	$10.20	$13.07	$12.89

Total Return(c)
Based on net asset value	43.35%	(12.98	)%(d)	21.14%	(17.30)%	27.53%	1.70%

Ratios to Average Net Assets
Total expenses	1.59%	1.77	%(e)(f)	1.73%	1.73%	1.88%	1.71%

Total expenses after fees waived and/or reimbursed	1.59%	1.77	%(e)(f)	1.73%	1.72%	1.76%	1.71%

Net investment income (loss)	0.31%	(1.21	)%(e)	0.27%	0.30%	0.50%	0.50%

Supplemental Data
Net assets, end of period (000)	$982	$844		$1,115	$2,062	$2,967	$2,647

Portfolio turnover rate	81%	13%		55%	44%	123%	81%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Aggregate total return.
(e) Annualized.

(f)  Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.94%.

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc.
	Institutional
		Period from
	Year Ended	11/01/19		Year Ended October 31,

	04/30/21	to 04/30/20		2019	2018	2017	2016

Net asset value, beginning of period	$22.21	$24.51		$20.73	$22.74	$18.32	$16.51

Net investment income(a)	0.15	0.04		0.40	0.24	0.14	0.16
Net realized and unrealized gain (loss)	12.46	(1.94)		3.58	(2.14)	4.58	1.86

Net increase (decrease) from investment operations	12.61	(1.90)		3.98	(1.90)	4.72	2.02

Distributions from net investment income(b)	(0.31)	(0.40)		(0.20)	(0.11)	(0.30)	(0.21)

Net asset value, end of period	$34.51	$22.21		$24.51	$20.73	$22.74	$18.32

Total Return(c)

Based on net asset value	57.05%	(7.95	)%(d)	19.39%	(8.39)%	26.35%	12.47%

Ratios to Average Net Assets(e)

Total expenses	1.02%	1.04	%(f)	1.14%	1.31%	1.34%	1.20%

Total expenses after fees waived and/or reimbursed	0.86%	0.86	%(f)	0.97%	1.11%	1.34%	1.20%

Net investment income	0.49%	0.34	%(f)	1.73%	1.05%	0.72%	0.97%

Supplemental Data

Net assets, end of period (000)	$2,771,663	$660,315		$308,719	$98,990	$77,115	$120,939

Portfolio turnover rate	109%	63%		119%	121%	126%	92%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

		Period from
	Year Ended	11/01/19	Year Ended October 31,
	04/30/21	to 04/30/20	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Investor A
		Period from
	Year Ended	11/01/19		Year Ended October 31,

	04/30/21	to 04/30/20		2019	2018	2017	2016

Net asset value, beginning of period	$21.42	$23.62		$19.96	$21.88	$17.62	$15.89

Net investment income(a)	0.11	0.02		0.29	0.16	0.07	0.08
Net realized and unrealized gain (loss)	11.98	(1.89)		3.50	(2.04)	4.42	1.79

Net increase (decrease) from investment operations	12.09	(1.87)		3.79	(1.88)	4.49	1.87

Distributions from net investment income(b)	(0.25)	(0.33)		(0.13)	(0.04)	(0.23)	(0.14)

Net asset value, end of period	$33.26	$21.42		$23.62	$19.96	$21.88	$17.62

Total Return(c)

Based on net asset value	56.67%	(8.09	)%(d)	19.11%	(8.62)%	25.95%	11.95%

Ratios to Average Net Assets(e)

Total expenses	1.28%	1.36	%(f)	1.45%	1.60%	1.68%	1.68%

Total expenses after fees waived and/or reimbursed	1.11%	1.11	%(f)	1.22%	1.40%	1.68%	1.68%

Net investment income	0.38%	0.21	%(f)	1.31%	0.72%	0.39%	0.51%

Supplemental Data

Net assets, end of period (000)	$463,032	$196,836		$204,061	$164,683	$210,355	$191,205

Portfolio turnover rate.	109%	63%		119%	121%	126%	92%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

		Period from
	Year Ended	11/01/19	Year Ended October 31,
	04/30/21	to 04/30/20	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Investor C
		Period from
	Year Ended	11/01/19		Year Ended October 31,

	04/30/21	to 04/30/20		2019	2018	2017	2016

Net asset value, beginning of period	$18.03	$19.83		$16.77	$18.50	$14.93	$13.48

Net investment income (loss)(a)	0.04	(0.05)		0.09	(0.02)	(0.09)	(0.04)
Net realized and unrealized gain (loss)	9.96	(1.60)		2.97	(1.71)	3.76	1.53

Net increase (decrease) from investment operations	10.00	(1.65)		3.06	(1.73)	3.67	1.49

Distributions from net investment income(b)	(0.02)	(0.15)		—	—	(0.10)	(0.04)

Net asset value, end of period	$28.01	$18.03		$19.83	$16.77	$18.50	$14.93

Total Return(c)

Based on net asset value	55.48%	(8.42	)%(d)	18.25%	(9.35)%	24.84%	11.07%

Ratios to Average Net Assets(e)

Total expenses	2.13%	2.22	%(f)	2.31%	2.41%	2.53%	2.52%

Total expenses after fees waived and/or reimbursed	1.86%	1.86	%(f)	1.98%	2.18%	2.53%	2.52%

Net investment income (loss)	0.16%	(0.51	)%(f)	0.50%	(0.10)%	(0.57)%	(0.33)%

Supplemental Data

Net assets, end of period (000)	$18,769	$24,639		$31,362	$34,756	$53,327	$99,170

Portfolio turnover rate	109%	63%		119%	121%	126%	92%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

		Period from
	Year Ended	11/01/19	Year Ended October 31,
	04/30/21	to 04/30/20	2019	2018	2017	2016
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%	—%	—%

(f)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Fund, Inc. (continued)
	Class K
		Period from			Period from
	Year Ended	11/01/19		Year Ended	01/25/18(a)
	04/30/21	to 04/30/20		10/31/19	to 10/31/18

Net asset value, beginning of period	$22.22	$24.52		$20.74	$25.97

Net investment income(b)	0.19	0.06		0.48	0.32
Net realized and unrealized gain (loss)	12.44	(1.95)		3.52	(5.55)

Net increase (decrease) from investment operations	12.63	(1.89)		4.00	(5.23)

Distributions from net investment income(c)	(0.32)	(0.41)		(0.22)	—

Net asset value, end of period	$34.53	$22.22		$24.52	$20.74

Total Return(d)
Based on net asset value	57.13%	(7.91	)%(e)	19.48%	(20.14	)%(e)

Ratios to Average Net Assets(f)
Total expenses	0.85%	0.92	%(g)	0.98%	1.16	%(g)

Total expenses after fees waived and/or reimbursed	0.81%	0.81	%(g)	0.92%	0.95	%(g)

Net investment income	0.63%	0.46	%(g)	2.08%	1.82	%(g)

Supplemental Data
Net assets, end of period (000)	$458,860	$166,590		$109,569	$1,500

Portfolio turnover rate	109%	63%		119%	121%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

		Period from		Period from
	Year Ended	11/01/19	Year Ended	01/25/18	(a)
	04/30/21	to 04/30/20	10/31/19	to 10/31/18
Investments in underlying funds	0.01%	0.02%	0.01%	0.01%

(g)	Annualized.

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc.
	Institutional
		Period from
	Year Ended	11/01/19		Year Ended October 31,

	04/30/21	to 04/30/20		2019	2018	2017	2016

Net asset value, beginning of period	$31.44	$52.43		$48.89	$49.20	$45.22	$34.98

Net investment income(a)	0.55	0.44		0.94	0.56	0.40	0.56
Net realized and unrealized gain (loss)	12.47	(20.30)		3.15	(0.29)	4.15	9.95

Net increase (decrease) from investment operations	13.02	(19.86)		4.09	0.27	4.55	10.51

Distributions from net investment income(b)	(0.59)	(1.13)		(0.55)	(0.58)	(0.57)	(0.27)

Net asset value, end of period	$43.87	$31.44		$52.43	$48.89	$49.20	$45.22

Total Return(c)
Based on net asset value	41.60%	(38.76	)%(d)(e)	8.53%	0.58%	10.37%	30.32%

Ratios to Average Net Assets
Total expenses	1.44%	1.43	%(f)(g)	1.30%	1.36%	1.31%	1.33%

Total expenses after fees waived and/or reimbursed	1.39%	1.43	%(f)(g)	1.30%	1.35%	1.31%	1.33%

Net investment income	1.45%	1.88	%(f)	1.85%	1.13%	0.88%	1.52%

Supplemental Data
Net assets, end of period (000)	$15,844	$26,218		$52,123	$59,535	$64,009	$56,867

Portfolio turnover rate	138%	54%		70%	48%	56%	58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.40)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.49%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)
	Investor A
		Period from
	Year Ended	11/01/19		Year Ended October 31,

	04/30/21	to 04/30/20		2019	2018	2017	2016

Net asset value, beginning of period	$31.06	$51.70		$48.20	$48.49	$44.57	$34.45

Net investment income(a)	0.52	0.36		0.78	0.40	0.26	0.42
Net realized and unrealized gain (loss)	12.18	(20.05)		3.12	(0.27)	4.10	9.83

Net increase (decrease) from investment operations	12.70	(19.69)		3.90	0.13	4.36	10.25

Distributions from net investment income(b)	(0.46)	(0.95)		(0.40)	(0.42)	(0.44)	(0.13)

Net asset value, end of period	$43.30	$31.06		$51.70	$48.20	$48.49	$44.57

Total Return(c)
Based on net asset value	41.05%	(38.84	)%(d)(e)	8.20%	0.29%	10.03%	29.91%

Ratios to Average Net Assets

Total expenses	1.79%	1.74	%(f)(g)	1.60%	1.66%	1.62%	1.65%

Total expenses after fees waived and/or reimbursed	1.74%	1.73	%(f)(g)	1.60%	1.65%	1.62%	1.65%

Net investment income	1.34%	1.56	%(f)	1.57%	0.83%	0.58%	1.17%

Supplemental Data
Net assets, end of period (000)	$65,278	$50,074		$89,686	$90,613	$107,992	$105,414

Portfolio turnover rate	138%	54%		70%	48%	56%	58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.49)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.80% and 1.79%, respectively.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)
	Investor C
		Period from
	Year Ended	11/01/19		Year Ended October 31,

	04/30/21	to 04/30/20		2019	2018	2017	2016

Net asset value, beginning of period	$28.39	$46.95		$43.75	$43.98	$40.45	$31.41

Net investment income (loss)(a)	0.04	0.16		0.35	0.03	(0.06)	0.12

Net realized and unrealized gain (loss)	11.21	(18.38)		2.85	(0.26)	3.72	8.92

Net increase (decrease) from investment operations	11.25	(18.22)		3.20	(0.23)	3.66	9.04

Distributions from net investment income(b)	(0.13)	(0.34)		—	—	(0.13)	—

Net asset value, end of period	$39.51	$28.39		$46.95	$43.75	$43.98	$40.45

Total Return(c)
Based on net asset value	39.72%	(39.10	)%(d)(e)	7.31%	(0.52)%	9.12%	28.78%

Ratios to Average Net Assets
Total expenses	2.72%	2.58	%(f)(g)	2.42%	2.47%	2.47%	2.51%

Total expenses after fees waived and/or reimbursed	2.68%	2.57	%(f)(g)	2.42%	2.46%	2.47%	2.51%

Net investment income (loss)	0.11%	0.74	%(f)	0.77%	0.06%	(0.16)%	0.37%

Supplemental Data
Net assets, end of period (000)	$1,417	$2,952		$6,397	$12,014	$16,746	$24,117

Portfolio turnover rate	138%	54%		70%	48%	56%	58%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)

Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.74)%.

(f)	Annualized.
(g)

Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.64% and 2.63%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Financial Highlights   (continued)

(For a share outstanding throughout each period)

	BlackRock Latin America Fund, Inc. (continued)
	Class K
	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20		Year Ended October 31, 2019	Period from 01/25/18(a) to 10/31/18
Net asset value, beginning of period	$31.43	$52.43		$48.92	$55.91

Net investment income(b)	0.67	0.44		0.96	0.31
Net realized and unrealized gain (loss)	12.34	(20.28)		3.14	(7.30)

Net increase (decrease) from investment operations	13.01	(19.84)		4.10	(6.99)

Distributions from net investment income(c)	(0.59)	(1.16)		(0.59)	—

Net asset value, end of period	$43.85	$31.43		$52.43	$48.92

Total Return(d)
Based on net asset value	41.61%	(38.74	)%(e)(f)	8.55%	(12.50	)%(e)

Ratios to Average Net Assets
Total expenses	1.41%	1.40	%(g)(h)	1.27%	1.33	%(g)

Total expenses after fees waived and/or reimbursed	1.36%	1.40	%(g)(h)	1.27%	1.32	%(g)

Net investment income	1.71%	1.89	%(g)	1.90%	0.84	%(g)

Supplemental Data
Net assets, end of period (000)	$558	$436		$758	$784

Portfolio turnover rate	138%	54%		70%	48%

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d) Where applicable, assumes the reinvestment of distributions.
(e) Aggregate total return.

(f)  Includes payment received from a settlement of litigation which impacted the Fund’s total return. Excluding the payment from a settlement of litigation, the Fund’s total return would have been (39.38)%.

(g) Annualized.

(h) Audit, printing and tax costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.46%.

See notes to financial statements.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund
	Institutional
	Year Ended		Period from 11/01/19		Year Ended October 31,
	04/30/21		to 04/30/20		2019	2018	2017	2016
Net asset value, beginning of period	$12.18		$14.58		$13.08	$13.09	$10.75	$12.80

Net investment income(a)	0.02		0.04		0.10	0.10	0.08	0.10
Net realized and unrealized gain (loss)	5.77		(0.80)		2.38	0.42	2.36	(1.21)

Net increase (decrease) from investment operations	5.79		(0.76)		2.48	0.52	2.44	(1.11)

Distributions(b)
From net investment income	(0.04)		(0.12)		(0.10)	(0.08)	(0.10)	(0.12)
From net realized gain	(1.52)		(1.52)		(0.88)	(0.45)	—	(0.82)

Total distributions	(1.56)		(1.64)		(0.98)	(0.53)	(0.10)	(0.94)

Net asset value, end of period	$16.41		$12.18		$14.58	$13.08	$13.09	$10.75

Total Return(c)
Based on net asset value	50.41	%(d)	(6.45	)%(e)	20.73%	4.04%	22.89%	(9.06)%

Ratios to Average Net Assets
Total expenses	1.05	%(f)	1.04	%(g)(h)	1.01%	1.01%	1.01%	1.02%

Total expenses after fees waived and/or reimbursed	1.00	%(f)	0.99	%(g)(h)	0.96%	0.96%	0.99%	1.02%

Net investment income	0.15%		0.67	%(g)	0.76%	0.75%	0.68%	0.88%

Supplemental Data
Net assets, end of period (000)	$52,716		$38,428		$45,641	$44,879	$48,196	$44,983

Portfolio turnover rate	83%		27%		42%	24%	28%	80%

(a) Based on average shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c) Where applicable, assumes the reinvestment of distributions.
(d) Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e) Aggregate total return.
(f) Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.01% and 0.96%, respectively.
(g) Annualized.

(h) Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.07% and 1.02%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)
	Investor A
	Year Ended		Period from 11/01/19		Year Ended October 31,
	04/30/21		to 04/30/20		2019	2018	2017	2016
Net asset value, beginning of period	$12.17		$14.55		$13.05	$13.06	$10.72	$12.76

Net investment income (loss)(a)	(0.01)		0.03		0.07	0.07	0.05	0.07
Net realized and unrealized gain (loss)	5.77		(0.82)		2.38	0.42	2.36	(1.21)

Net increase (decrease) from investment operations	5.76		(0.79)		2.45	0.49	2.41	(1.14)

Distributions(b)
From net investment income	(0.03)		(0.07)		(0.07)	(0.05)	(0.07)	(0.08)
From net realized gain	(1.49)		(1.52)		(0.88)	(0.45)	—	(0.82)

Total distributions	(1.52)		(1.59)		(0.95)	(0.50)	(0.07)	(0.90)

Net asset value, end of period	$16.41		$12.17		$14.55	$13.05	$13.06	$10.72

Total Return(c)
Based on net asset value	50.17	%(d)	(6.61	)%(e)	20.42%	3.78%	22.59%	(9.32)%

Ratios to Average Net Assets
Total expenses	1.30	%(f)	1.30	%(g)(h)	1.27%	1.27%	1.27%	1.28%

Total expenses after fees waived and/or reimbursed	1.25	%(f)	1.25	%(g)(h)	1.22%	1.22%	1.25%	1.28%

Net investment income (loss)	(0.10)%		0.43	%(g)	0.50%	0.49%	0.40%	0.60%

Supplemental Data
Net assets, end of period (000)	$252,119		$182,892		$211,071	$194,416	$214,372	$201,001

Portfolio turnover rate	83%		27%		42%	24%	28%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.26% and 1.21%, respectively.
(g)	Annualized.
(h)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.33% and 1.28%, respectively.

See notes to financial statements.

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)
	Investor C
			Period from
	Year Ended		11/01/19		Year Ended October 31,
	04/30/21		to 04/30/20		2019	2018	2017	2016
Net asset value, beginning of period	$12.22		$14.50		$12.87	$12.94	$10.65	$12.68

Net investment loss(a)	(0.18)		(0.03)		(0.05)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	5.83		(0.82)		2.40	0.42	2.32	(1.19)

Net increase (decrease) from investment operations	5.65		(0.85)		2.35	0.38	2.29	(1.21)

Distributions from net realized gain(b)	(1.33)		(1.43)		(0.72)	(0.45)	—	(0.82)

Net asset value, end of period	$16.54		$12.22		$14.50	$12.87	$12.94	$10.65

Total Return(c)
Based on net asset value	48.76	%(d)	(6.97	)%(e)	19.54%	2.96%	21.50%	(9.95)%

Ratios to Average Net Assets
Total expenses	2.18	%(f)	2.13	%(g)(h)	2.07%	2.03%	2.07%	2.05%

Total expenses after fees waived and/or reimbursed	2.13	%(f)	2.08	%(g)(h)	2.02%	1.98%	2.06%	2.05%

Net investment income loss	(1.28)%		(0.42	)%(g)	(0.35)%	(0.27)%	(0.26)%	(0.16)%

Supplemental Data
Net assets, end of period (000)	$2,022		$6,501		$8,502	$18,464	$25,518	$65,842

Portfolio turnover rate	83%		27%		42%	24%	28%	80%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(e)	Aggregate total return.
(f)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.15% and 2.10%, respectively.
(g)	Annualized.
(h)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.16% and 2.11%, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Long-Horizon Equity Fund (continued)
	Class R
			Period from
	Year Ended		11/01/19		Year Ended October 31,
	04/30/21		to 04/30/20		2019	2018	2017	2016
Net asset value, beginning of period	$12.28		$14.60		$13.06	$13.08	$10.72	$12.76

Net investment income (loss)(a)		(0.08)	0.00	(b)	0.01	0.01	0.01	0.02
Net realized and unrealized gain (loss)	5.85			(0.82)	2.40	0.42	2.36	(1.20)

Net increase (decrease) from investment operations	5.77			(0.82)	2.41	0.43	2.37	(1.18)

Distributions(c)
From net investment income	—		—		—	—	(0.01)	(0.04)
From net realized gain		(1.46)		(1.50)	(0.87)	(0.45)	—	(0.82)

Total distributions		(1.46)		(1.50)	(0.87)	(0.45)	(0.01)	(0.86)

Net asset value, end of period	$16.59		$12.28		$14.60	$13.06	$13.08	$10.72

Total Return(d)
Based on net asset value	49.61	%(e)	(6.74	)%(f)	19.94%	3.32%	22.09%	(9.68)%

Ratios to Average Net Assets
Total expenses	1.65	%(g)	1.71	%(h)(i)	1.67%	1.65%	1.70%	1.71%

Total expenses after fees waived and/or reimbursed	1.59	%(g)	1.64	%(h)(i)	1.62%	1.60%	1.65%	1.69%

Net investment income (loss)		(0.55)%	0.03	%(h)	0.09%	0.07%	0.05%	0.20%

Supplemental Data
Net assets, end of period (000)	$377		$683		$806	$1,100	$2,099	$2,816

Portfolio turnover rate		83%		27%	42%	24%	28%	80%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.00005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Aggregate total return.
(g)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.62% and 1.56%, respectively.
(h)	Annualized.
(i)

Audit, printing and tax cost expenses were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.74% and 1.67%, respectively.

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc. and BlackRock Long-Horizon Equity Fund are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. are each organized as a Maryland corporation and BlackRock Long-Horizon Equity Fund is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Asian Dragon Fund, Inc.	Asian Dragon	Diversified
BlackRock Emerging Markets Fund, Inc.	Emerging Markets	Non-diversified
BlackRock Latin America Fund, Inc.	Latin America	Non-diversified
BlackRock Long-Horizon Equity Fund	Long-Horizon Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares.	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Board of Directors of Asian Dragon, Emerging Markets and Latin America and the Board of Trustees of Long-Horizon Equity are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund

N O T E S T O F I N A N C I A L S T A T E M E N T S	53

Notes to Financial Statements (continued)

invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2021, certain investments of the Asian Dragon, Emerging Markets and Latin America were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Asian Dragon
Credit Suisse Securities (USA) LLC	$488,166	$(488,166)	$—
J.P. Morgan Securities LLC	407,700	(407,700)	—

	$895,866	$(895,866)	$—

Emerging Markets
BofA Securities, Inc.	79,704	(79,704)	—
Citigroup Global Markets, Inc.	3,766,851	(3,766,851)	—
Deutsche Bank Securities, Inc.	7,623	(7,623)	—
Goldman Sachs & Co.	1,426,590	(1,426,590)	—
J.P. Morgan Securities LLC	620,316	(620,316)	—

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Emerging Markets (continued)
Morgan Stanley & Co. LLC	$4,184,635	$(4,184,635)	$—
National Financial Services LLC	19,884	(19,884)	—

	$10,105,603	$(10,105,603)	$—

Latin America
Citigroup Global Markets, Inc.	1,828,337	(1,828,337)	—
Credit Suisse Securities (USA) LLC	495,052	(495,052)	—

	$2,323,389	$(2,323,389)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements (continued)

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets		Investment Advisory Fees
	Asian Dragon	Emerging Markets	Latin America	Long-Horizon Equity
First $1 billion	0.60%	0.81%	1.00%	0.80%
$1 billion — $3 billion.	0.56	0.76	0.94	0.75
$3 billion — $5 billion.	0.54	0.73	0.90	0.72
$5 billion — $10 billion	0.52	0.70	0.87	0.70
Greater than $10 billion.	0.51	0.69	0.85	0.68

For the year ended April 30, 2021, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Fund Name	Amounts Reimbursed

Asian Dragon	$1,155
Emerging Markets	13,299
Latin America	1,005
Long-Horizon Equity	3,011

With respect to Asian Dragon and Emerging Markets, the Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNA”) and with respect to Emerging Markets, effective December 14, 2020, and Long-Horizon Equity, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), each an affiliate of the Manager. The Manager pays BAMNA and BIL for services they provide for that portion of each Fund for which BAMNA and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Asian Dragon		Emerging Markets		Latin America		Long-Horizon Equity
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%	0.25	0.75%	0.25	0.75%
Class R	0.25	0.25	N/A	N/A	N/A	N/A	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended April 30, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Class R	Total
Asian Dragon	$176,800	$20,620	$4,444	$201,864
Emerging Markets	773,209	179,414	—	952,623
Latin America	151,481	21,429	—	172,910
Long-Horizon Equity	545,438	35,675	1,990	583,103

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended April 30, 2021, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended April 30, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Asian Dragon	$6,537	$3,340	$488	$65	$6	$10,436
Emerging Markets	2,881	9,787	2,859	401	—	15,928
Latin America	887	8,837	853	18	—	10,595
Long-Horizon Equity	384	4,128	849	—	13	5,374

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (continued)

For the year ended April 30, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Asian Dragon	$90,322	$88,049	$3,074	$1,527	$2,042	$ 185,014
Emerging Markets	2,449,698	557,605	47,914	6,797	—	3,062,014
Latin America	26,365	117,232	8,088	320	—	152,005
Long-Horizon Equity	37,047	187,134	7,953	—	746	232,880

Other Fees: For the year ended April 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Asian Dragon	$968
Emerging Markets	31,099
Latin America	296
Long-Horizon Equity	1,429

For the year ended April 30, 2021, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Asian Dragon	$—	$188
Emerging Markets	2	180
Latin America	—	674
Long-Horizon Equity	3,892	414

Expense Limitations, Waivers and Reimbursements: With respect to Latin America, effective June 1, 2020, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2021, the Manager waived $41,803 pursuant to this agreement.

With respect to Long-Horizon Equity, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.05% of the Fund’s average daily net assets. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2021, the Manager waived $133,845 pursuant to this agreement.

With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through August 31, 2021. These contractual agreements may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. With respect to Emerging Markets and Long-Horizon Equity, the amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2021, the amounts waived were as follows:

Fund Name	Amounts Waived
Asian Dragon	$2,823
Emerging Markets	105,502
Latin America	925
Long-Horizon Equity	740

With respect to each Fund, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through August 31, 2021. These contractual agreements may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to these arrangements.

With respect to Emerging Markets and Long-Horizon Equity, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K	Class R
Emerging Markets	0.86%	1.11%	1.86%	0.81%	—%
Long-Horizon Equity	1.15	1.43	2.29	—	1.70

The Manager has agreed not to reduce or discontinue these contractual expense limitations through August 31, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended April 30, 2021, the Manager waived and/or reimbursed amounts as follows, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Amounts Waived
Emerging Markets	$682,089

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed—class specific in the Statements of Operations. For the year ended April 30, 2021, class specific expense waivers and/or reimbursements are as follows:

	Transfer Agent Fees Waived and/or Reimbursed - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Class R	Total
Emerging Markets	$1,716,618	$402,622	$38,928	$6,504	$—	$2,164,672
Long-Horizon Equity	—	—	11	—	63	74

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended April 30, 2021, each Fund paid BIM the following amounts for securities lending agent services:

Fund Name	Amounts
Asian Dragon	$291
Emerging Markets	7,683
Latin America	2,400
Long-Horizon Equity	128

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Asian Dragon and Long-Horizon Equity are currently permitted to borrow and lend under the Interfund Lending Program. Emerging Markets and Latin America are currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended April 30, 2021, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: During the year ended April 30, 2021, Long-Horizon Equity received a reimbursement of $1,672 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (continued)

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended April 30, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Emerging Markets	$—	$9,981,483	$3,900,605

7. PURCHASES AND SALES

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

Asian Dragon	$111,895,408	$113,164,498
Emerging Markets	3,854,157,883	2,045,389,531
Latin America	118,898,928	144,328,494
Long-Horizon Equity	220,741,395	241,724,187

8. INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses and certain deemed distributions were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

Emerging Markets	$9,185,158	$(9,185,158)
Long-Horizon Equity	514,946	(514,946)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/21	Period from 01/01/20 to 04/30/20	Year Ended 12/31/19
Asian Dragon Ordinary income	$812,421	$—	$1,146,690

Fund Name	Year Ended 04/30/21	Period from 11/01/19 to 04/30/20	Year Ended 10/31/19
Emerging Markets(a) Ordinary income	$26,096,572	$10,773,269	$2,142,836
Long-term capital gains	2,031,200	—	—

	$28,127,772	$10,773,269	$2,142,836

Latin America
Ordinary income	$1,259,285	$2,732,822	1,459,516

Long-Horizon Equity(a)
Ordinary income	5,501,003	3,774,858	4,304,199
Long-term capital gains	23,205,517	25,186,963	14,696,781

	$28,706,520	$28,961,821	$19,000,980

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

Asian Dragon	$8,436,147	$—	$—		$44,138,787		$52,574,934
Emerging Markets	133,481,028	32,496,016	—		521,715,644		687,692,688
Latin America	768,921	—	(23,265,532)		16,938,546		(5,558,065)
Long-Horizon Equity	12,564,123	38,072,432	—		72,737,500		123,374,055

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the accounting for swap agreements, the characterization of corporate actions and the timing and recognitiion of partnership income.

During the year ended April 30, 2021, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts
Asian Dragon	$3,108,637
Emerging Markets	7,727,444

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asian Dragon	$125,618,473	$47,662,513	$(3,486,334)	$44,176,179
Emerging Markets	3,255,251,154	553,781,705	(25,580,411)	528,201,294
Latin America	68,331,729	20,360,040	(3,423,759)	16,936,281
Long-Horizon Equity	234,709,963	83,780,990	(10,671,777)	73,109,213

9. BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended April 30, 2021, the Funds did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (continued)

the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers or countries. Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 04/30/21		Period from 01/01/20 to 04/30/20		Year Ended 12/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Asian Dragon
Institutional
Shares sold	630,325	$12,567,552	86,928	$1,355,589	196,867	$3,023,898
Shares issued in reinvestment of distributions	21,769	384,431	—	—	36,072	560,420
Shares redeemed	(483,905)	(8,486,261)	(344,534)	(5,246,645)	(921,993)	(13,971,847)

	168,189	$4,465,722	(257,606)	$(3,891,056)	(689,054)	$(10,387,529)

Investor A
Shares sold and automatic conversion of shares	284,040	$5,198,964	126,670	$1,898,480	375,024	$5,571,428
Shares issued in reinvestment of distributions	18,181	310,669	—	—	28,556	437,705
Shares redeemed	(662,177)	(11,523,000)	(444,065)	(6,727,230)	(1,159,298)	(17,160,527)

	(359,956)	$(6,013,367)	(317,395)	$(4,828,750)	(755,718)	$(11,151,394)

Investor C
Shares sold	14,549	$181,850	6,652	$65,829	29,195	$289,229
Shares issued in reinvestment of distributions	913	9,548	—	—	879	8,856
Shares redeemed and automatic conversion of shares.	(141,625)	(1,623,093)	(51,435)	(513,924)	(158,296)	(1,560,152)

	(126,163)	$(1,431,695)	(44,783)	$(448,095)	(128,222)	$(1,262,067)

Class K
Shares sold	42,279	$841,351	24,265	$400,047	20,011	$305,724
Shares issued in reinvestment of distributions	267	4,682	—	—	288	4,475
Shares redeemed	(26,469)	(474,562)	(10,348)	(148,979)	(10,529)	(156,550)

	16,077	$371,471	13,917	$251,068	9,770	$153,649

Class R
Shares sold	20,658	$291,819	11,837	$124,539	27,941	$315,254
Shares issued in reinvestment of distributions	346	4,284	—	—	366	4,206
Shares redeemed	(35,508)	(461,281)	(23,660)	(259,352)	(139,917)	(1,611,591)

	(14,504)	$(165,178)	(11,823)	$(134,813)	(111,610)	$(1,292,131)

	(316,357)	$(2,773,047)	(617,690)	$(9,051,646)	(1,674,834)	$(23,939,472)

	Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Emerging Markets
Institutional
Shares sold	68,873,921	$2,143,871,430	23,561,590	$556,563,618	12,088,561	$278,694,896
Shares issued in reinvestment of distributions	404,775	11,886,082	173,542	4,361,104	36,673	763,179
Shares redeemed	(18,697,657)	(567,264,765)	(6,600,213)	(153,705,073)	(4,307,217)	(98,532,465)

	50,581,039	$1,588,492,747	17,134,919	$407,219,649	7,818,017	$180,925,610

Investor A
Shares sold and automatic conversion of shares	7,563,202	$230,262,345	1,574,412	$35,871,783	2,162,003	$47,765,956
Shares issued in reinvestment of distributions	84,502	2,374,530	106,562	2,585,191	49,886	1,002,228
Shares redeemed	(2,914,033)	(85,232,133)	(1,132,079)	(25,247,600)	(1,823,297)	(40,087,204)

	4,733,671	$147,404,742	548,895	$13,209,374	388,592	$8,680,980

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

	Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts	Shares	Amounts

Emerging Markets (continued)
Investor C
Shares sold	324,426	$8,719,645	91,323	$1,827,114	197,076	$3,588,726
Shares issued in reinvestment of distributions	971	20,032	10,549	215,929	—	—
Shares redeemed and automatic conversion of shares	(1,022,090)	(22,477,675)	(316,858)	(6,110,969)	(687,693)	(12,548,184)

	(696,693)	$(13,737,998)	(214,986)	$(4,067,926)	(490,617)	$(8,959,458)

Class K
Shares sold	9,127,401	$301,594,124	4,505,117	$108,687,600	4,575,144	$104,690,393
Shares issued in reinvestment of distributions	86,421	2,538,837	94,033	2,363,049	662	13,780
Shares redeemed	(3,421,779)	(100,156,064)	(1,568,879)	(32,989,999)	(179,827)	(4,162,697)

	5,792,043	$203,976,897	3,030,271	$78,060,650	4,395,979	$100,541,476

	60,410,060	$1,926,136,388	20,499,099	$494,421,747	12,111,971	$281,188,608

	Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Latin America
Institutional
Shares sold	2,104,582	$76,962,313	126,931	$6,313,371	397,884	$20,090,723
Shares issued in reinvestment of distributions	11,583	461,234	18,242	970,126	13,576	627,207
Shares redeemed	(2,588,763)	(98,913,570)	(305,518)	(12,577,223)	(635,011)	(32,333,395)

	(472,598)	$(21,490,023)	(160,345)	$(5,293,726)	(223,551)	$(11,615,465)

Investor A
Shares sold and automatic conversion of shares	338,733	$12,681,036	51,824	$2,261,436	246,309	$12,263,903
Shares issued in reinvestment of distributions	16,111	627,665	26,051	1,370,008	14,495	662,163
Shares redeemed	(459,740)	(16,802,190)	(200,342)	(8,833,078)	(405,893)	(20,258,538)

	(104,896)	$(3,493,489)	(122,467)	$(5,201,634)	(145,089)	$(7,332,472)

Investor C
Shares sold	10,327	$355,135	1,215	$43,097	7,139	$329,235
Shares issued in reinvestment of distributions	322	10,853	849	40,958	—	—
Shares redeemed and automatic conversion of shares	(78,776)	(2,796,688)	(34,341)	(1,461,933)	(145,500)	(6,472,095)

	(68,127)	$(2,430,700)	(32,277)	$(1,377,878)	(138,361)	$(6,142,860)

Class K
Shares sold	6,122	$244,415	1,091	$50,058	2,386	$120,960
Shares issued in reinvestment of distributions	137	5,396	236	12,536	157	7,260
Shares redeemed	(7,417)	(284,013)	(1,910)	(87,296)	(4,107)	(208,667)

	(1,158)	$(34,202)	(583)	$(24,702)	(1,564)	$(80,447)

	(646,779)	$(27,448,414)	(315,672)	$(11,897,940)	(508,565)	$(25,171,244)

	Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
Fund Name / Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Long-Horizon Equity
Institutional
Shares sold	417,078	$5,769,827	167,207	$2,178,422	329,372	$4,388,186
Shares issued in reinvestment of distributions	296,321	4,074,008	299,458	4,090,593	215,933	2,550,211
Shares redeemed	(657,040)	(9,238,780)	(442,182)	(5,616,059)	(846,997)	(11,019,854)

	56,359	$605,055	24,483	$652,956	(301,692)	$(4,081,457)

Investor A
Shares sold and automatic conversion of shares	618,582	$8,526,589	248,776	$3,323,518	1,013,115	$13,500,578
Shares issued in reinvestment of distributions	1,436,825	19,746,396	1,441,457	19,704,712	1,036,950	12,246,708
Shares redeemed	(1,709,843)	(24,266,553)	(1,175,273)	(15,071,500)	(2,445,095)	(32,180,457)

	345,564	$4,006,432	514,960	$7,956,730	(395,030)	$(6,433,171)

66	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 04/30/21		Period from 11/01/19 to 04/30/20		Year Ended 10/31/19
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts	Shares	Amounts

Long-Horizon Equity (continued)
Investor C
Shares sold	25,739	$361,120	15,103	$197,951	31,364	$392,633
Shares issued in reinvestment of distributions	28,694	385,868	54,732	753,108	45,316	536,990
Shares redeemed and automatic conversion of shares	(464,273)	(6,331,031)	(124,238)	(1,568,723)	(924,605)	(12,189,498)

	(409,840)	$(5,584,043)	(54,403)	$(617,664)	(847,925)	$(11,259,875)

Class R
Shares sold	9,573	$134,528	7,349	$101,069	13,260	$179,086
Shares issued in reinvestment of distributions	2,852	39,509	5,850	80,788	5,796	68,967
Shares redeemed	(45,329)	(613,744)	(12,718)	(175,825)	(48,087)	(640,690)

	(32,904)	$(439,707)	481	$6,032	(29,031)	$(392,637)

	(40,821)	$(1,412,263)	485,521	$7,998,054	(1,573,678)	$(22,167,140)

As of April 30, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K
Asian Dragon	10,701
Latin America	3,577

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc., and BlackRock Long-Horizon Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc., and BlackRock Long-Horizon Equity Fund (the “Funds”), including the schedules of investments, as of April 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2021, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Changes in Net Assets	Financial Highlights

BlackRock Asian Dragon Fund, Inc.	For the year ended April 30, 2021, for the period from January 1, 2020 through April 30, 2020, and for the year ended December 31, 2019	For the year ended April 30, 2021, for the period from January 1, 2020 through April 30, 2020, and for each of the four years in the period ended December 31, 2019

BlackRock Emerging Markets Fund, Inc.	For the year ended April 30, 2021, for the period from November 1, 2019 through April 30, 2020, and for the year ended October 31, 2019	For the year ended April 30, 2021, for the period from November 1, 2019 through April 30, 2020, and for each of the four years in the period ended October 31, 2019

BlackRock Latin America Fund, Inc.	For the year ended April 30, 2021, for the period from November 1, 2019 through April 30, 2020, and for the year ended October 31, 2019	For the year ended April 30, 2021, for the period from November 1, 2019 through April 30, 2020, and for each of the four years in the period ended October 31, 2019

BlackRock Long-Horizon Equity Fund	For the year ended April 30, 2021, for the period from November 1, 2019 through April 30, 2020, and for the year ended October 31, 2019	For the year ended April 30, 2021, for the period from November 1, 2019 through April 30, 2020, and for each of the four years in the period ended October 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

68	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended April 30, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction
Asian Dragon	0.27%
Latin America	1.94
Long-Horizon Equity	10.30

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2021:

Fund Name	Qualified Dividend Income
Asian Dragon	$1,854,505
Emerging Markets	22,946,879
Latin America	1,786,658
Long-Horizon Equity	4,850,507

For the fiscal year ended April 30, 2021, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Asian Dragon	$1,235,169	$346,374
Emerging Markets	20,125,130	4,762,898
Latin America	1,313,846	187,610

The following distribution amounts are hereby designated for the fiscal year ended April 30, 2021:

Fund Name	Short-Term Capital Gain Dividends	20% Rate Long-Term Capital Gain Dividends
Emerging Markets	$7,153,958	$2,031,200
Long-Horizon Equity	4,963,716	23,205,517

69

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Asian Dragon Fund, Inc., BlackRock Emerging Markets Fund, Inc., BlackRock Latin America Fund, Inc. and BlackRock Long-Horizon Equity Fund (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors (the “Board”) of the Funds, met on November 10-11, 2020 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2019 through September 30, 2020 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the coronavirus outbreak on the Funds and the overall market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

70	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Sub-Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Emerging Markets Fund, Inc. (the “Fund”) met on November 9-11, 2020 (the “Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited (the “Sub-Advisor”) with respect to the Fund. The Sub-Advisory Agreement was substantially the same as sub-advisory agreements that had previously been approved by the Board.

On the date of the Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Consistent with the requirements of the 1940 Act, the Board considers the initial approval of the Sub-Advisory Agreement.

At the Meeting, the Board reviewed materials relating to its consideration of the Sub-Advisory Agreement. The Board previously met on May 11-13, 2020 (the “May 2020 Meeting”) to consider the approval of the continuation of the Fund’s investment advisory agreement (the “Advisory Agreement”) between the Fund and the Manager. At the May 2020 Meeting, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement for a one-year term ending June 30, 2021. A discussion of the basis for the Board’s approval of the Advisory Agreement at the May 2020 Meeting is included in the semi-annual shareholder report for the Fund for the period ended October 31, 2020. The factors considered by the Board at the Meeting in connection with the approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May 2020 Meeting with respect to approval of the Advisory Agreement.

Following discussion, the Board, including the Independent Board Members, unanimously approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T S U B - A D V I S O R Y A G R E E M E N T	71

Director and Officer Information

Independent Directors(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 152 Portfolios	None
Bruce R. Bond 1946	Director (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 152 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 152 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 152 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 152 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 152 Portfolios	None

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems) from 2015 to 2020; Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging)
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.
Donald C. Opatrny 1952	Director (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 152 Portfolios	None
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 152 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	73

Director and Officer Information (continued)

Independent Directors(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 152 Portfolios	None
Interested Directors(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 250 Portfolios	None
John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 252 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Officers Who Are Not Directors(a)

Name	Position(s) Held
Year of Birth(b)	(Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife	Treasurer	Managing Director of BlackRock, Inc. since 2007.
1970	(Since 2007)
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn	Secretary	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
1975	(Since 2019)

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Funds serve at the pleasure of the Board.

Further information about the Funds’ Directors and Officers is available in each Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	75

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809	Wilmington, DE 19809

Sub-Adviser	Distributor
BlackRock Asset Management North Asia Limited(a)	BlackRock Investments, LLC
Hong Kong	New York, NY 10022

BlackRock International Limited(b)	Independent Registered Public Accounting Firm
Edinburgh, EH3 8BL	Deloitte & Touche LLP
United Kingdom	Boston, MA 02116

Accounting Agent	Legal Counsel
State Street Bank and Trust Company	Sidley Austin LLP
Boston, MA 02111	New York, NY 10019

Custodian	Address of the Funds
Brown Brothers Harriman & Co.	100 Bellevue Parkway
Boston, MA 02109	Wilmington, DE 19809

(a) For Asian Dragon and Emerging Markets.
(b) For Emerging Markets and Long-Horizon Equity.

A D D I T I O N A L I N F O R M A T I O N	77

Glossary of Terms Used in this Report

Currency Abbreviation

BRL	Brazilian Real

HKD	Hong Kong Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SAB	Special Assessment Bonds

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GLEQ4-04/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Emerging Markets Fund, Inc.	$34,643	$35,700	$0	$0	$14,600	$14,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,032,000	$1,984,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]	The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2020 whereby this fiscal year consists of the six months ended April 30, 2020.
[4]

Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Emerging Markets Fund, Inc.	$14,600	$14,900

[1]	The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2020 whereby this fiscal year consists of the six months ended April 30, 2020.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End[1]
$2,032,000	$1,984,000

[1]	The registrant changed its fiscal year end from October 31 to April 30 effective April 30, 2020 whereby this fiscal year consists of the six months ended April 30, 2020.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Emerging Markets Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: July 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Emerging Markets Fund, Inc.

Date: July 6, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Emerging Markets Fund, Inc.

Date: July 6, 2021